UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2023

Capital Preservation Fund
Investor Class (CPFXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	2.15%	1.06%	0.60%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Fund Characteristics

MARCH 31, 2023
Yields
7-Day Current Yield	4.27%
7-Day Effective Yield	4.36%

Portfolio at a Glance
Weighted Average Maturity	46 days
Weighted Average Life	92 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	58%
31-90 days	13%
91-180 days	29%
More than 180 days	—

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,017.00	$2.41	0.48%
Hypothetical
Investor Class	$1,000	$1,022.54	$2.42	0.48%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2023

	Principal Amount	Value
U.S. TREASURY BILLS(1) — 49.7%
U.S. Treasury Bills, 4.67%, 4/4/23	$80,000,000	$79,989,843
U.S. Treasury Bills, 4.72%, 4/11/23	80,000,000	79,917,511
U.S. Treasury Bills, 4.17%, 4/13/23	1,500,000	1,498,321
U.S. Treasury Bills, 4.68%, 4/20/23	22,250,000	22,204,913
U.S. Treasury Bills, 4.76%, 4/25/23	22,025,000	21,962,824
U.S. Treasury Bills, 4.75%, 5/2/23	30,000,000	29,887,504
U.S. Treasury Bills, 4.82%, 5/16/23	25,000,000	24,860,250
U.S. Treasury Bills, 2.18%, 5/18/23	35,535,000	35,441,838
U.S. Treasury Bills, 4.75%, 5/23/23	15,000,000	14,903,958
U.S. Treasury Bills, 4.72%, 6/1/23	22,200,000	22,034,456
U.S. Treasury Bills, 4.74%, 6/8/23	5,900,000	5,850,568
U.S. Treasury Bills, 4.84%, 6/13/23	25,000,000	24,768,264
U.S. Treasury Bills, 3.14%, 6/15/23	15,000,000	14,897,948
U.S. Treasury Bills, 4.95%, 6/20/23	40,000,000	39,584,000
U.S. Treasury Bills, 4.98%, 6/27/23	42,000,000	41,521,025
U.S. Treasury Bills, 4.78%, 6/29/23	35,000,000	34,610,917
U.S. Treasury Bills, 4.81%, 7/6/23	75,000,000	74,092,312
U.S. Treasury Bills, 5.20%, 7/11/23	60,000,000	59,167,575
U.S. Treasury Bills, 4.89%, 7/13/23	87,500,000	86,453,370
U.S. Treasury Bills, 4.89%, 7/18/23	79,500,000	78,388,104
U.S. Treasury Bills, 4.87%, 7/20/23	30,000,000	29,578,350
U.S. Treasury Bills, 4.95%, 7/25/23	75,000,000	73,868,823
U.S. Treasury Bills, 4.87%, 7/27/23	75,000,000	73,877,552
U.S. Treasury Bills, 4.86%, 8/3/23	50,000,000	49,207,000
U.S. Treasury Bills, 4.94%, 8/10/23	29,535,000	29,031,761
U.S. Treasury Bills, 5.03%, 8/17/23	60,000,000	58,902,933
U.S. Treasury Bills, 4.80%, 9/21/23	35,000,000	34,231,925
TOTAL U.S. TREASURY BILLS		1,140,733,845
U.S. TREASURY NOTES(1) — 23.7%
U.S. Treasury Notes, 0.125%, 4/30/23	20,000,000	19,942,633
U.S. Treasury Notes, 0.125%, 6/30/23	10,000,000	9,906,311
U.S. Treasury Notes, 2.50%, 8/15/23	10,000,000	9,640,484
U.S. Treasury Notes, VRN, 4.76%, (3-month USBMMY plus 0.03%), 4/30/23	25,000,000	25,000,169
U.S. Treasury Notes, VRN, 4.76%, (3-month USBMMY plus 0.03%), 7/31/23	203,325,000	203,326,960
U.S. Treasury Notes, VRN, 4.77%, (3-month USBMMY plus 0.04%), 10/31/23	127,350,000	127,348,836
U.S. Treasury Notes, VRN, 4.72%, (3-month USBMMY minus 0.02%), 1/31/24	100,000,000	100,010,826
U.S. Treasury Notes, VRN, 4.77%, (3-month USBMMY plus 0.04%), 7/31/24	50,000,000	49,973,177
TOTAL U.S. TREASURY NOTES		545,149,396
U.S. TREASURY BONDS(1) — 0.4%
U.S. Treasury Bonds, 6.25%, 8/15/23	10,000,000	10,064,618
TOTAL INVESTMENT SECURITIES — 73.8%		1,695,947,859
OTHER ASSETS AND LIABILITIES — 26.2%		601,232,925
TOTAL NET ASSETS — 100.0%		$2,297,180,784

NOTES TO SCHEDULE OF INVESTMENTS
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes and U.S. Treasury Bonds are the stated coupon rates.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,695,947,859
Cash	15,036
Receivable for investments sold	591,834,564
Receivable for capital shares sold	6,372,584
Interest receivable	4,097,681
2,298,267,724

Liabilities
Payable for capital shares redeemed	175,546
Accrued management fees	911,394
1,086,940

Net Assets	$2,297,180,784

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,297,025,706

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,297,064,573
Distributable earnings (loss)	116,211
$2,297,180,784

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$57,995,716

Expenses:
Management fees	10,436,334
Trustees' fees and expenses	142,256
Other expenses	244
10,578,834
Fees waived	(82,144)
10,496,690

Net investment income (loss)	47,499,026

Net realized gain (loss) on investment transactions	38,296

Net Increase (Decrease) in Net Assets Resulting from Operations	$47,537,322

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$47,499,026	$219,788
Net realized gain (loss)	38,296	6
Net increase (decrease) in net assets resulting from operations	47,537,322	219,794

Distributions to Shareholders
From earnings	(47,388,215)	(219,788)

Capital Share Transactions
Proceeds from shares sold	931,594,532	729,596,968
Proceeds from reinvestment of distributions	47,388,215	215,245
Payments for shares redeemed	(877,569,115)	(821,073,800)
Net increase (decrease) in net assets from capital share transactions	101,413,632	(91,261,587)

Net increase (decrease) in net assets	101,562,739	(91,261,581)

Net Assets
Beginning of period	2,195,618,045	2,286,879,626
End of period	$2,297,180,784	$2,195,618,045

Transactions in Shares of the Fund
Sold	931,594,532	729,596,968
Issued in reinvestment of distributions	47,388,215	215,245
Redeemed	(877,569,115)	(821,073,800)
Net increase (decrease) in shares of the fund	101,413,632	(91,261,587)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments are generally valued at amortized cost, which approximates fair value. If the valuation designee determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the valuation designee.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. The fund may purchase a security and at the same time make a commitment to sell the same security at a future settlement date at a specified price. The difference between the purchase price and the sale price of these simultaneous transactions is reflected as interest income.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The effective annual management fee before and after waiver for the period ended March 31, 2023 was 0.47%.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$47,388,215	$219,788
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2023, the fund had undistributed ordinary income for federal income tax purposes of $116,211.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.15%	0.48%	0.48%	2.15%	2.15%	$2,297,181
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.08%	0.48%	0.01%	(0.39)%	$2,195,618
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.21%	0.48%	0.01%	(0.26)%	$2,286,880
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.49%	0.48%	0.48%	1.48%	1.48%	$2,174,827
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.63%	0.48%	0.48%	1.62%	1.62%	$2,091,234

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Preservation Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Preservation Fund of the American Century Government Income Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $32,784 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

The fund hereby designates $3,193, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

The fund utilized earnings and profits of $35,977 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 2305

Annual Report

March 31, 2023

Ginnie Mae Fund
Investor Class (BGNMX)
I Class (AGMHX)
A Class (BGNAX)
C Class (BGNCX)
R Class (AGMWX)
R5 Class (AGMNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	-4.98%	0.01%	0.41%	—	9/23/85
Bloomberg U.S. GNMA Index	—	-4.48%	0.26%	0.87%	—	—
I Class	AGMHX	-4.98%	0.09%	—	0.04%	4/10/17
A Class	BGNAX					10/9/97
No sales charge		-5.22%	-0.24%	0.16%	—
With sales charge		-9.48%	-1.16%	-0.30%	—
C Class	BGNCX	-5.93%	-0.99%	-0.58%	—	3/1/10
R Class	AGMWX	-5.56%	-0.51%	-0.09%	—	9/28/07
R5 Class	AGMNX	-4.79%	0.21%	0.61%	—	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $10,421

Bloomberg U.S. GNMA Index — $10,906

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.54%	0.44%	0.79%	1.54%	1.04%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Peter Van Gelderen, Dan Shiffman, Curtis Manning and Michael Waggaman

Effective August, 1, 2022, Curtis Manning and Michael Waggaman joined the portfolio management team, and Bob Gahagan and Jesse Singh left the team.

Performance Summary

Ginnie Mae returned -4.98%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. GNMA Index declined -4.48%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including mortgage-backed securities (MBS). Credit-sensitive and longer maturity securities generally posted the largest losses.

Duration Detracted from Relative Performance

We began extending the portfolio’s duration in the second half of 2022, as Treasury yields were climbing to multiyear highs. In our view, the combination of high inflation, rising Treasury yields and aggressive Fed tightening would eventually trigger a recession and push yields lower. However, yields rose through year-end, and our longer-than-index duration positioning suffered. The strategy did aid relative results in the first quarter of 2023, though, when the banking industry’s unrest sparked a flight to quality.

Out-of-Index Holdings Weighed on Results

We continued to invest in out-of-index securities, including agency commercial mortgage-backed securities (CMBS) backed by multifamily housing. These positions slightly detracted from results, largely due to heightened volatility among these securities in the second half of the period, as the Fed began withdrawing from the market.

Coupon Positioning Added Value

Given our expectations for interest and mortgage rates to rise, we began the period with an overweight position versus the index in higher coupon Ginnie Mae securities. This strategy aided relative results, as these securities generally outperformed the lower coupon mortgages the index favored.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	97.7%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	2.8%
Short-Term Investments	3.5%
Other Assets and Liabilities	(4.0)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,044.00	$2.80	0.55%
I Class	$1,000	$1,043.40	$2.29	0.45%
A Class	$1,000	$1,042.70	$4.07	0.80%
C Class	$1,000	$1,038.80	$7.88	1.55%
R Class	$1,000	$1,040.30	$5.34	1.05%
R5 Class	$1,000	$1,045.10	$1.78	0.35%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 97.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.3%
GNMA, VRN, 2.75%, (1-year H15T1Y plus 1.50%), 10/20/27 to 10/20/35	$1,611,247	$1,577,759
GNMA, VRN, 2.625%, (1-year H15T1Y plus 1.50%), 2/20/34 to 8/20/47	5,570,472	5,490,797
GNMA, VRN, 2.875%, (1-year H15T1Y plus 1.50%), 4/20/38	1,787,220	1,785,868
GNMA, VRN, 2.50%, (1-year H15T1Y plus 1.50%), 3/20/48	1,092,549	1,081,460
GNMA, VRN, 3.50%, (1-year H15T1Y plus 1.50%), 8/20/49	1,376,106	1,356,506
		11,292,390
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 95.4%
GNMA, 5.00%, TBA	2,426,000	2,426,948
GNMA, 5.50%, TBA	10,498,000	10,608,926
GNMA, 6.00%, TBA	2,384,000	2,426,372
GNMA, 8.00%, 5/15/23 to 7/20/30	86,828	87,116
GNMA, 6.50%, 9/20/23 to 11/15/38	1,027,109	1,076,173
GNMA, 7.50%, 12/20/23 to 2/20/31	45,114	47,210
GNMA, 8.50%, 7/20/24 to 12/15/30	38,528	41,121
GNMA, 9.00%, 12/15/24	713	711
GNMA, 9.50%, 1/20/25 to 7/20/25	8,191	8,173
GNMA, 9.25%, 3/15/25	10,402	10,394
GNMA, 7.00%, 12/20/25 to 12/20/29	159,715	166,116
GNMA, 6.00%, 2/20/26 to 2/20/39	7,664,074	8,032,048
GNMA, 8.75%, 7/15/27	17,496	17,450
GNMA, 5.50%, 4/15/33 to 8/15/39	9,326,696	9,639,557
GNMA, 4.50%, 7/15/33 to 5/20/52	23,846,700	23,894,036
GNMA, 4.00%, 12/20/39 to 4/20/52	36,598,688	35,439,590
GNMA, 5.00%, 6/20/40 to 9/20/52	11,487,904	11,708,526
GNMA, 3.50%, 12/20/41 to 3/20/52	69,664,883	66,213,312
GNMA, 3.00%, 2/20/43 to 9/20/51	103,515,786	94,936,136
GNMA, 2.50%, 7/20/46 to 11/20/52	106,810,748	94,554,112
GNMA, 2.00%, 10/20/50 to 11/20/51	106,693,525	90,220,693
GNMA, 3.50%, 2/20/52(1)	11,672,655	10,952,108
		462,506,828
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $510,494,988)		473,799,218
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 2.8%
GNMA, Series 2002-13, Class FA, VRN, 5.23%, (1-month LIBOR plus 0.50%), 2/16/32	121,438	121,425
GNMA, Series 2003-110, Class F, VRN, 5.00%, (1-month LIBOR plus 0.40%), 10/20/33	546,816	545,889
GNMA, Series 2003-66, Class HF, VRN, 5.21%, (1-month LIBOR plus 0.45%), 8/20/33	287,800	287,572
GNMA, Series 2004-76, Class F, VRN, 5.16%, (1-month LIBOR plus 0.40%), 9/20/34	526,772	525,105
GNMA, Series 2005-13, Class FA, VRN, 4.96%, (1-month LIBOR plus 0.20%), 2/20/35	1,079,539	1,068,381
GNMA, Series 2007-5, Class FA, VRN, 4.90%, (1-month LIBOR plus 0.14%), 2/20/37	1,129,500	1,125,232
GNMA, Series 2007-58, Class FC, VRN, 5.26%, (1-month LIBOR plus 0.50%), 10/20/37	675,545	674,627
9

	Principal Amount	Value
GNMA, Series 2008-2, Class LF, VRN, 5.22%, (1-month LIBOR plus 0.46%), 1/20/38	$869,017	$865,015
GNMA, Series 2008-27, Class FB, VRN, 5.31%, (1-month LIBOR plus 0.55%), 3/20/38	1,567,649	1,569,215
GNMA, Series 2008-61, Class KF, VRN, 5.43%, (1-month LIBOR plus 0.67%), 7/20/38	777,458	778,002
GNMA, Series 2008-88, Class UF, VRN, 5.76%, (1-month LIBOR plus 1.00%), 10/20/38	685,623	687,662
GNMA, Series 2009-92, Class FJ, VRN, 5.41%, (1-month LIBOR plus 0.68%), 10/16/39	415,385	416,114
GNMA, Series 2021-151, Class AB, SEQ, 1.75%, 2/16/62	3,057,591	2,512,838
GNMA, Series 2021-164, Class AH, SEQ, 1.50%, 10/16/63	2,711,206	2,166,390
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,488,745)		13,343,467
SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreements — 3.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $4,519,129), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $4,360,540)		4,358,844
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $12,860,235), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $12,613,054)		12,608,000
TOTAL SHORT-TERM INVESTMENTS (Cost $16,966,844)		16,966,844
TOTAL INVESTMENT SECURITIES — 104.0% (Cost $541,950,577)		504,109,529
OTHER ASSETS AND LIABILITIES — (4.0)%		(19,244,591)
TOTAL NET ASSETS — 100.0%		$484,864,938

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	22	June 2023	$2,665,094	$89,504
U.S. Treasury Long Bonds	102	June 2023	13,377,937	614,989
U.S. Treasury Ultra Bonds	19	June 2023	2,681,375	113,452
			$18,724,406	$817,945
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	6	June 2023	$1,238,719	$10,207
U.S. Treasury 5-Year Notes	10	June 2023	1,095,078	12,481
U.S. Treasury 10-Year Notes	4	June 2023	459,687	5,617
			$2,793,484	$28,305
^Amount represents value and unrealized appreciation (depreciation).

10

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	–	Government National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $942,024.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $541,950,577)	$504,109,529
Receivable for capital shares sold	137,462
Receivable for variation margin on futures contracts	121,675
Interest receivable	1,330,232
505,698,898

Liabilities
Disbursements in excess of demand deposit cash	3,021
Payable for investments purchased	20,201,254
Payable for capital shares redeemed	324,082
Accrued management fees	212,464
Distribution and service fees payable	6,983
Dividends payable	86,156
20,833,960

Net Assets	$484,864,938

Net Assets Consist of:
Capital paid in	$616,902,420
Distributable earnings (loss)	(132,037,482)
$484,864,938

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$401,518,630	44,133,041	$9.10
I Class	$27,286,705	2,998,335	$9.10
A Class	$10,040,439	1,103,620	$9.10
C Class	$535,361	58,842	$9.10
R Class	$10,503,956	1,155,198	$9.09
R5 Class	$34,979,847	3,845,141	$9.10
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.53 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$14,694,593

Expenses:
Management fees	2,698,697
Distribution and service fees:
A Class	27,610
C Class	6,214
R Class	58,352
Trustees' fees and expenses	34,106
Other expenses	6,402
2,831,381

Net investment income (loss)	11,863,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(23,203,993)
Futures contract transactions	(1,788,407)
(24,992,400)

Change in net unrealized appreciation (depreciation) on:
Investments	(18,314,741)
Futures contracts	1,082,419
(17,232,322)

Net realized and unrealized gain (loss)	(42,224,722)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(30,361,510)

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$11,863,212	$5,785,515
Net realized gain (loss)	(24,992,400)	426,024
Change in net unrealized appreciation (depreciation)	(17,232,322)	(42,404,216)
Net increase (decrease) in net assets resulting from operations	(30,361,510)	(36,192,677)

Distributions to Shareholders
From earnings:
Investor Class	(11,553,206)	(9,851,486)
I Class	(843,525)	(1,899,118)
A Class	(267,754)	(251,504)
C Class	(10,389)	(7,972)
R Class	(254,472)	(189,575)
R5 Class	(1,104,313)	(1,085,116)
Decrease in net assets from distributions	(14,033,659)	(13,284,771)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(73,957,300)	(317,530,716)

Net increase (decrease) in net assets	(118,352,469)	(367,008,164)

Net Assets
Beginning of period	603,217,407	970,225,571
End of period	$484,864,938	$603,217,407

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

15

Investment Income —  Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

16

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 were $792,729,776 and $914,986,487, respectively, all of which are U.S. Treasury and Government Agency obligations.
17

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,326,439	$21,456,393	3,905,115	$40,717,898
Issued in reinvestment of distributions	1,163,379	10,656,892	880,431	9,125,974
Redeemed	(9,224,376)	(85,070,380)	(12,291,200)	(127,961,608)
	(5,734,558)	(52,957,095)	(7,505,654)	(78,117,736)
I Class
Sold	828,311	7,558,790	2,794,918	29,388,981
Issued in reinvestment of distributions	91,931	843,323	181,459	1,899,083
Redeemed	(1,828,572)	(16,900,730)	(24,237,984)	(254,306,466)
	(908,330)	(8,498,617)	(21,261,607)	(223,018,402)
A Class
Sold	162,940	1,509,956	212,206	2,202,724
Issued in reinvestment of distributions	27,488	252,029	23,063	239,085
Redeemed	(480,268)	(4,490,148)	(566,407)	(5,856,073)
	(289,840)	(2,728,163)	(331,138)	(3,414,264)
C Class
Sold	210	1,997	23,108	242,187
Issued in reinvestment of distributions	1,136	10,389	770	7,972
Redeemed	(18,567)	(166,583)	(55,554)	(572,356)
	(17,221)	(154,197)	(31,676)	(322,197)
R Class
Sold	274,167	2,554,772	514,397	5,331,973
Issued in reinvestment of distributions	27,791	254,372	18,297	189,463
Redeemed	(494,743)	(4,586,536)	(540,674)	(5,588,800)
	(192,785)	(1,777,392)	(7,980)	(67,364)
R5 Class
Sold	402,387	3,675,898	744,697	7,774,617
Issued in reinvestment of distributions	120,441	1,104,100	104,587	1,084,641
Redeemed	(1,363,175)	(12,621,834)	(2,059,787)	(21,450,011)
	(840,347)	(7,841,836)	(1,210,503)	(12,590,753)
Net increase (decrease)	(7,983,081)	$(73,957,300)	(30,348,558)	$(317,530,716)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

18

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$473,799,218	—
U.S. Government Agency Collateralized Mortgage Obligations	—	13,343,467	—
Short-Term Investments	—	16,966,844	—
	—	$504,109,529	—
Other Financial Instruments
Futures Contracts	$846,250	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $28,265,224 futures contracts purchased and $19,771,292 futures contracts sold.

The value of interest rate risk derivative instruments as of March 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $121,675 in receivable for variation margin on futures contracts.* For the year ended March 31, 2023, the effect of interest rate risk derivative instruments on the Statement of Operations was $(1,788,407) in net realized gain (loss) on futures contract transactions and $1,082,419 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
19

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$14,033,659	$13,284,771
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$541,950,577
Gross tax appreciation of investments	$1,922,481
Gross tax depreciation of investments	(39,763,529)
Net tax appreciation (depreciation) of investments	(37,841,048)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$(37,841,048)
Undistributed ordinary income	$16,959
Accumulated short-term capital losses	$(21,447,469)
Accumulated long-term capital losses	$(72,765,924)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.84	0.21	(0.70)	(0.49)	(0.25)	$9.10	(4.98)%	0.55%	2.27%	146%	$401,519
2022	$10.59	0.08	(0.65)	(0.57)	(0.18)	$9.84	(5.41)%	0.54%	0.77%	288%	$490,899
2021	$10.75	0.08	(0.03)	0.05	(0.21)	$10.59	0.49%	0.55%	0.75%	308%	$607,507
2020	$10.34	0.21	0.48	0.69	(0.28)	$10.75	6.73%	0.55%	1.97%	270%	$888,369
2019	$10.24	0.22	0.16	0.38	(0.28)	$10.34	3.78%	0.55%	2.18%	297%	$658,034
I Class
2023	$9.85	0.22	(0.71)	(0.49)	(0.26)	$9.10	(4.98)%	0.45%	2.37%	146%	$27,287
2022	$10.59	0.09	(0.63)	(0.54)	(0.20)	$9.85	(5.22)%	0.44%	0.87%	288%	$38,469
2021	$10.76	0.09	(0.04)	0.05	(0.22)	$10.59	0.50%	0.45%	0.85%	308%	$266,543
2020	$10.34	0.22	0.49	0.71	(0.29)	$10.76	6.83%	0.45%	2.07%	270%	$62,648
2019	$10.25	0.23	0.15	0.38	(0.29)	$10.34	3.88%	0.45%	2.28%	297%	$38,809
A Class
2023	$9.84	0.19	(0.70)	(0.51)	(0.23)	$9.10	(5.22)%	0.80%	2.02%	146%	$10,040
2022	$10.59	0.05	(0.64)	(0.59)	(0.16)	$9.84	(5.65)%	0.79%	0.52%	288%	$13,717
2021	$10.76	0.05	(0.03)	0.02	(0.19)	$10.59	0.15%	0.80%	0.50%	308%	$18,262
2020	$10.34	0.19	0.48	0.67	(0.25)	$10.76	6.56%	0.80%	1.72%	270%	$16,844
2019	$10.24	0.20	0.15	0.35	(0.25)	$10.34	3.52%	0.80%	1.93%	297%	$28,153

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2023	$9.84	0.12	(0.70)	(0.58)	(0.16)	$9.10	(5.93)%	1.55%	1.27%	146%	$535
2022	$10.59	(0.02)	(0.65)	(0.67)	(0.08)	$9.84	(6.35)%	1.54%	(0.23)%	288%	$749
2021	$10.76	(0.02)	(0.04)	(0.06)	(0.11)	$10.59	(0.60)%	1.55%	(0.25)%	308%	$1,141
2020	$10.34	0.11	0.48	0.59	(0.17)	$10.76	5.76%	1.55%	0.97%	270%	$3,526
2019	$10.24	0.12	0.16	0.28	(0.18)	$10.34	2.75%	1.55%	1.18%	297%	$4,663
R Class
2023	$9.84	0.16	(0.71)	(0.55)	(0.20)	$9.09	(5.56)%	1.05%	1.77%	146%	$10,504
2022	$10.58	0.03	(0.64)	(0.61)	(0.13)	$9.84	(5.79)%	1.04%	0.27%	288%	$13,262
2021	$10.75	0.03	(0.04)	(0.01)	(0.16)	$10.58	(0.11)%	1.05%	0.25%	308%	$14,350
2020	$10.33	0.16	0.48	0.64	(0.22)	$10.75	6.19%	1.05%	1.47%	270%	$12,465
2019	$10.24	0.17	0.15	0.32	(0.23)	$10.33	3.26%	1.05%	1.68%	297%	$9,353
R5 Class
2023	$9.84	0.23	(0.70)	(0.47)	(0.27)	$9.10	(4.79)%	0.35%	2.47%	146%	$34,980
2022	$10.59	0.10	(0.64)	(0.54)	(0.21)	$9.84	(5.22)%	0.34%	0.97%	288%	$46,121
2021	$10.75	0.10	(0.03)	0.07	(0.23)	$10.59	0.69%	0.35%	0.95%	308%	$62,423
2020	$10.34	0.23	0.48	0.71	(0.30)	$10.75	6.94%	0.35%	2.17%	270%	$92,693
2019	$10.24	0.24	0.16	0.40	(0.30)	$10.34	3.98%	0.35%	2.38%	297%	$81,710

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ginnie Mae Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Ginnie Mae Fund of the American Century Government Income Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 2305

Annual Report

March 31, 2023

Government Bond Fund
Investor Class (CPTNX)
I Class (ABHTX)
A Class (ABTAX)
C Class (ABTCX)
R Class (ABTRX)
R5 Class (ABTIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	-5.40%	0.51%	0.65%	—	5/16/80
Bloomberg U.S. Government/MBS Index	—	-4.59%	0.55%	0.96%	—	—
I Class	ABHTX	-5.41%	0.59%	—	0.52%	4/10/17
A Class	ABTAX					10/9/97
No sales charge		-5.73%	0.24%	0.39%	—
With sales charge		-9.97%	-0.68%	-0.07%	—
C Class	ABTCX	-6.35%	-0.49%	-0.35%	—	3/1/10
R Class	ABTRX	-5.88%	0.01%	0.15%	—	3/1/10
R5 Class	ABTIX	-5.30%	0.69%	0.85%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $10,671

Bloomberg U.S. Government/MBS Index — $11,007

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.46%	0.36%	0.71%	1.46%	0.96%	0.26%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Jim Platz, Curtis Manning and Michael Waggaman

As of August 1, 2022, Curtis Manning and Michael Waggaman joined the portfolio management team, and Dan Shiffman left the team.

Performance Summary

Government Bond returned -5.40%* for the 12 months ended March 31, 2023. The Bloomberg U.S. Government/MBS Index returned -4.59%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including mortgage-backed securities (MBS). Credit-sensitive and longer maturity securities generally posted the largest losses.

Duration Detracted from Relative Performance

We began extending the portfolio’s duration in the second half of 2022, as Treasury yields were climbing to multiyear highs. In our view, the combination of high inflation, rising Treasury yields and aggressive Fed tightening would eventually trigger a recession and push yields lower. However, yields rose overall, and our longer-than-index duration positioning suffered. The strategy did aid relative results late in the period, when the bank failures sparked a flight to quality.

Out-of-Index Holdings Weighed on Results

Out-of-index positions in credit-sensitive securitized bonds detracted from results, largely due to heightened volatility among these subsectors in late 2022. These included agency commercial mortgage-backed securities backed by multifamily housing and asset-backed securities backed by government-guaranteed student loans. However, our position in agency MBS contributed to performance and helped offset some of these negative effects.

Elsewhere, an out-of-index position in inflation-linked securities modestly weighed on relative performance. As recession worries gathered momentum, longer-term inflation expectations eased.
This led to lagging results for inflation-linked bonds. We significantly reduced our position by period-end.

On a positive note, our cash and cash equivalents provided a modest boost to relative performance. These positions benefited as the Fed continued to lift its short-term interest rate target during the period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	41.4%
U.S. Treasury Securities	40.8%
Collateralized Mortgage Obligations	7.8%
Asset-Backed Securities	4.6%
U.S. Government Agency Securities	2.6%
Municipal Securities	0.4%
Short-Term Investments	7.1%
Other Assets and Liabilities	(4.7)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.10	$2.39	0.47%
I Class	$1,000	$1,035.60	$1.88	0.37%
A Class	$1,000	$1,033.70	$3.65	0.72%
C Class	$1,000	$1,029.90	$7.44	1.47%
R Class	$1,000	$1,032.50	$4.92	0.97%
R5 Class	$1,000	$1,036.10	$1.37	0.27%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
I Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%
R5 Class	$1,000	$1,023.59	$1.36	0.27%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 41.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.8%
FHLMC, VRN, 4.17%, (1-year H15T1Y plus 2.25%), 9/1/35	$184,033	$188,638
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.87%), 7/1/36	145,480	146,883
FHLMC, VRN, 4.20%, (1-year H15T1Y plus 2.14%), 10/1/36	343,816	351,634
FHLMC, VRN, 3.95%, (1-year H15T1Y plus 2.26%), 4/1/37	163,545	167,262
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.65%), 12/1/42	195,272	196,034
FHLMC, VRN, 3.87%, (12-month LIBOR plus 1.62%), 11/1/43	984,970	976,938
FHLMC, VRN, 3.02%, (12-month LIBOR plus 1.63%), 1/1/44	516,603	517,140
FHLMC, VRN, 3.54%, (12-month LIBOR plus 1.60%), 6/1/45	242,150	244,243
FHLMC, VRN, 3.74%, (12-month LIBOR plus 1.62%), 9/1/45	669,657	672,934
FNMA, VRN, 5.18%, (6-month LIBOR plus 1.57%), 6/1/35	123,466	124,382
FNMA, VRN, 5.21%, (6-month LIBOR plus 1.57%), 6/1/35	267,314	269,220
FNMA, VRN, 5.25%, (6-month LIBOR plus 1.57%), 6/1/35	187,278	188,441
FNMA, VRN, 5.31%, (6-month LIBOR plus 1.57%), 6/1/35	105,099	105,666
FNMA, VRN, 4.97%, (6-month LIBOR plus 1.54%), 9/1/35	174,785	176,363
FNMA, VRN, 6.09%, (12-month LIBOR plus 1.60%), 4/1/46	315,937	323,764
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	244,685	236,460
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47	337,057	325,712
GNMA, VRN, 2.75%, (1-year H15T1Y plus 1.50%), 11/20/32	53,788	51,618
GNMA, VRN, 3.25%, (1-year H15T1Y plus 2.00%), 10/20/34	193,857	185,960
GNMA, VRN, 2.75%, (1-year H15T1Y plus 1.50%), 12/20/34	86,831	83,255
GNMA, VRN, 2.625%, (1-year H15T1Y plus 1.50%), 3/20/35	108,160	105,078
GNMA, VRN, 2.625%, (1-year H15T1Y plus 1.50%), 7/20/35	214,185	209,995
GNMA, VRN, 2.625%, (1-year H15T1Y plus 1.50%), 3/20/36	380,501	372,252
GNMA, VRN, 2.75%, (1-year H15T1Y plus 1.50%), 11/20/36	56,837	54,311
		6,274,183
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 40.6%
FHLMC, 5.50%, 4/1/38	736,093	765,719
FHLMC, 2.50%, 3/1/42	3,723,330	3,302,693
FHLMC, 3.00%, 2/1/43	2,923,302	2,702,030
FHLMC, 3.00%, 1/1/50	3,787,926	3,411,808
FHLMC, 3.50%, 5/1/50	1,126,335	1,056,152
FHLMC, 2.50%, 10/1/50	2,785,781	2,408,821
FHLMC, 2.50%, 5/1/51	9,641,475	8,364,993
FHLMC, 3.50%, 5/1/51	3,865,595	3,630,515
FHLMC, 2.00%, 8/1/51	6,502,417	5,395,097
FHLMC, 2.00%, 8/1/51	6,484,864	5,379,493
FHLMC, 4.00%, 8/1/51	2,866,296	2,767,174
FHLMC, 2.50%, 10/1/51	6,144,136	5,308,041
FHLMC, 2.50%, 10/1/51	1,622,781	1,416,380
FHLMC, 2.50%, 1/1/52	9,033,696	7,802,238
FHLMC, 3.50%, 5/1/52	5,192,229	4,829,815
FHLMC, 3.50%, 5/1/52	1,959,015	1,837,548
FHLMC, 3.50%, 6/1/52	3,266,679	3,038,824
FHLMC, 5.00%, 7/1/52	1,665,440	1,684,511
FHLMC, 4.50%, 10/1/52	8,556,702	8,391,249
FHLMC, 4.50%, 10/1/52	5,951,132	5,851,204
9

	Principal Amount	Value
FHLMC, 6.00%, 11/1/52	$6,879,302	$7,070,711
FHLMC, 5.50%, 12/1/52	4,476,776	4,535,992
FNMA, 6.00%, 12/1/33	546,242	568,442
FNMA, 3.50%, 3/1/34	397,842	386,386
FNMA, 5.50%, 8/1/34	762,282	787,376
FNMA, 5.50%, 1/1/36	832,338	860,190
FNMA, 2.00%, 5/1/36	2,117,989	1,914,218
FNMA, 2.00%, 1/1/37	2,740,412	2,475,677
FNMA, 6.00%, 9/1/37	219,557	229,224
FNMA, 6.00%, 11/1/37	876,501	916,874
FNMA, 4.50%, 4/1/39	234,475	236,029
FNMA, 4.50%, 5/1/39	667,689	672,114
FNMA, 6.50%, 5/1/39	490,720	517,134
FNMA, 4.50%, 10/1/39	1,142,858	1,150,435
FNMA, 4.50%, 6/1/41	992,656	999,235
FNMA, 4.00%, 8/1/41	874,345	859,284
FNMA, 4.50%, 9/1/41	558,093	560,343
FNMA, 3.50%, 10/1/41	855,805	817,302
FNMA, 4.00%, 12/1/41	2,447,881	2,397,983
FNMA, 2.50%, 3/1/42	3,398,471	3,006,134
FNMA, 3.50%, 5/1/42	968,724	925,134
FNMA, 2.50%, 6/1/42	4,456,199	3,952,785
FNMA, 3.50%, 6/1/42	908,054	867,180
FNMA, 3.50%, 9/1/42	747,446	713,679
FNMA, 4.00%, 11/1/45	588,401	572,941
FNMA, 4.00%, 2/1/46	1,562,595	1,524,607
FNMA, 4.00%, 4/1/46	2,084,345	2,034,318
FNMA, 3.50%, 2/1/47	2,377,274	2,246,654
FNMA, 2.50%, 4/1/50	2,745,614	2,376,853
FNMA, 4.00%, 5/1/51	5,620,270	5,443,159
FNMA, 3.00%, 6/1/51	6,474,218	5,901,766
FNMA, 4.00%, 8/1/51	2,121,656	2,036,465
FNMA, 2.50%, 9/1/51	2,457,245	2,121,980
FNMA, 2.50%, 12/1/51	2,810,509	2,428,254
FNMA, 2.50%, 1/1/52	2,913,353	2,516,209
FNMA, 2.50%, 2/1/52	1,461,420	1,267,140
FNMA, 2.00%, 3/1/52	7,540,366	6,260,298
FNMA, 2.50%, 3/1/52	5,562,676	4,830,015
FNMA, 3.00%, 3/1/52	8,886,836	8,058,208
FNMA, 3.50%, 4/1/52	1,092,036	1,015,952
FNMA, 4.00%, 4/1/52	5,800,789	5,591,006
FNMA, 4.00%, 4/1/52	2,235,100	2,157,032
FNMA, 2.50%, 5/1/52	5,574,604	4,818,016
FNMA, 3.00%, 5/1/52	5,572,362	5,026,516
FNMA, 3.00%, 5/1/52	2,726,810	2,476,354
FNMA, 3.50%, 5/1/52	5,242,610	4,886,917
FNMA, 3.50%, 5/1/52	5,150,629	4,794,468
FNMA, 3.50%, 5/1/52	3,433,274	3,227,113
FNMA, 4.00%, 5/1/52	5,770,258	5,526,541
FNMA, 3.00%, 6/1/52	1,042,263	946,529
FNMA, 5.00%, 6/1/52	5,003,622	5,006,104
FNMA, 4.50%, 7/1/52	1,822,726	1,788,334
10

	Principal Amount	Value
FNMA, 5.00%, 7/1/52	$9,462,618	$9,570,970
FNMA, 4.50%, 9/1/52	2,059,547	2,047,780
FNMA, 5.00%, 9/1/52	2,325,012	2,350,532
FNMA, 5.50%, 10/1/52	5,165,647	5,222,429
FNMA, 5.50%, 1/1/53	6,661,709	6,738,213
FNMA, 6.50%, 1/1/53	5,740,216	5,928,865
FNMA, 4.00%, 6/1/57	725,553	709,202
FNMA, 4.00%, 11/1/59	704,981	683,821
GNMA, 6.00%, 1/20/39	129,040	136,699
GNMA, 4.00%, 12/15/40	374,842	359,438
GNMA, 3.50%, 6/20/42	2,084,548	1,994,061
GNMA, 3.50%, 7/20/42	1,593,457	1,524,462
GNMA, 3.00%, 7/20/50	10,060,154	9,242,269
GNMA, 2.00%, 10/20/50	13,599,617	11,650,059
GNMA, 2.50%, 2/20/51	3,701,189	3,275,689
GNMA, 3.50%, 2/20/51	661,999	626,955
GNMA, 3.50%, 6/20/51	1,695,202	1,602,141
GNMA, 2.50%, 9/20/51	5,512,390	4,857,379
GNMA, 2.50%, 12/20/51	6,004,088	5,290,319
GNMA, 2.50%, 1/20/52	5,531,803	4,875,136
GNMA, 5.50%, TBA	8,213,000	8,299,782
UMBS, 6.00%, TBA	7,679,000	7,833,480
		308,463,596
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $324,154,418)		314,737,779
U.S. TREASURY SECURITIES — 40.8%
U.S. Treasury Bonds, 3.50%, 2/15/39	2,000,000	1,978,086
U.S. Treasury Bonds, 3.75%, 8/15/41	3,000,000	2,997,949
U.S. Treasury Bonds, 2.00%, 11/15/41	500,000	377,764
U.S. Treasury Bonds, 3.125%, 11/15/41	1,800,000	1,642,289
U.S. Treasury Bonds, 3.00%, 5/15/42	1,500,000	1,333,213
U.S. Treasury Bonds, 3.25%, 5/15/42	2,500,000	2,308,008
U.S. Treasury Bonds, 3.375%, 8/15/42	1,500,000	1,409,063
U.S. Treasury Bonds, 4.00%, 11/15/42	10,500,000	10,788,750
U.S. Treasury Bonds, 2.875%, 5/15/43	3,500,000	3,026,885
U.S. Treasury Bonds, 3.625%, 8/15/43	1,000,000	971,484
U.S. Treasury Bonds, 3.75%, 11/15/43	1,500,000	1,482,861
U.S. Treasury Bonds, 3.00%, 11/15/44	3,500,000	3,055,664
U.S. Treasury Bonds, 2.875%, 8/15/45	2,000,000	1,705,898
U.S. Treasury Bonds, 2.50%, 2/15/46	500,000	397,539
U.S. Treasury Bonds, 3.375%, 11/15/48	500,000	467,988
U.S. Treasury Bonds, 2.875%, 5/15/49	500,000	428,164
U.S. Treasury Bonds, 2.25%, 8/15/49	2,000,000	1,505,156
U.S. Treasury Bonds, 2.375%, 11/15/49	6,000,000	4,639,219
U.S. Treasury Bonds, 1.25%, 5/15/50	500,000	290,977
U.S. Treasury Bonds, 3.00%, 8/15/52	5,500,000	4,833,125
U.S. Treasury Bonds, 4.00%, 11/15/52	23,500,000	24,946,719
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	5,130,600	5,087,372
U.S. Treasury Notes, 2.50%, 8/15/23(1)	3,000,000	2,974,039
U.S. Treasury Notes, 4.625%, 2/28/25	4,000,000	4,039,219
U.S. Treasury Notes, 3.875%, 3/31/25	16,000,000	15,952,422
U.S. Treasury Notes, 3.50%, 9/15/25	8,000,000	7,925,156
11

	Principal Amount	Value
U.S. Treasury Notes, 4.50%, 11/15/25	$5,000,000	$5,074,707
U.S. Treasury Notes, 4.00%, 12/15/25	12,000,000	12,047,448
U.S. Treasury Notes, 4.00%, 2/15/26	8,000,000	8,034,062
U.S. Treasury Notes, 4.625%, 3/15/26	30,000,000	30,685,547
U.S. Treasury Notes, 3.125%, 8/31/27	3,000,000	2,935,078
U.S. Treasury Notes, 3.875%, 11/30/27(1)	28,500,000	28,801,143
U.S. Treasury Notes, 4.00%, 2/29/28	43,000,000	43,781,055
U.S. Treasury Notes, 2.875%, 4/30/29	3,500,000	3,361,299
U.S. Treasury Notes, 3.25%, 6/30/29	9,000,000	8,825,977
U.S. Treasury Notes, 4.00%, 10/31/29	6,000,000	6,146,250
U.S. Treasury Notes, 3.875%, 11/30/29	3,000,000	3,052,734
U.S. Treasury Notes, 3.875%, 12/31/29	3,500,000	3,563,984
U.S. Treasury Notes, 3.50%, 1/31/30	14,000,000	13,945,312
U.S. Treasury Notes, 4.00%, 2/28/30	7,000,000	7,185,937
U.S. Treasury Notes, 3.625%, 3/31/30	5,000,000	5,024,978
U.S. Treasury Notes, 4.125%, 11/15/32	4,000,000	4,203,750
U.S. Treasury Notes, 3.50%, 2/15/33	12,000,000	12,019,687
U.S. Treasury Notes, 3.875%, 2/15/43	5,000,000	5,045,703
TOTAL U.S. TREASURY SECURITIES (Cost $311,056,212)		310,299,660
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.8%
FHLMC, Series 2812, Class MF, VRN, 5.13%, (1-month LIBOR plus 0.45%), 6/15/34	1,029,950	1,025,146
FHLMC, Series 3076, Class BM, SEQ, 4.50%, 11/15/25	326,224	320,942
FHLMC, Series 3153, Class FJ, VRN, 4.97%, (1-month LIBOR plus 0.38%), 5/15/36	851,070	842,634
FHLMC, Series 3397, Class GF, VRN, 5.18%, (1-month LIBOR plus 0.50%), 12/15/37	351,982	348,981
FHLMC, Series 3417, Class FA, VRN, 5.18%, (1-month LIBOR plus 0.50%), 11/15/37	627,626	623,166
FHLMC, Series 3778, Class L, SEQ, 3.50%, 12/15/25	2,231,106	2,188,901
FHLMC, Series K032, Class A2, SEQ, VRN, 3.31%, 5/25/23	1,868,310	1,860,066
FHLMC, Series K039, Class A2, SEQ, 3.30%, 7/25/24	12,510,000	12,264,315
FHLMC, Series K041, Class A2, SEQ, 3.17%, 10/25/24	15,000,000	14,627,625
FHLMC, Series K043, Class A2, SEQ, 3.06%, 12/25/24	2,706,000	2,631,508
FHLMC, Series KF32, Class A, VRN, 5.04%, (1-month LIBOR plus 0.37%), 5/25/24	90,616	90,524
FHLMC, Series KJ25, Class A2, SEQ, 2.61%, 1/25/26	2,036,592	1,956,311
FNMA, Series 2005-103, Class FP, VRN, 5.15%, (1-month LIBOR plus 0.30%), 10/25/35	882,888	872,164
FNMA, Series 2009-89, Class FD, VRN, 5.45%, (1-month LIBOR plus 0.60%), 5/25/36	468,733	468,453
FNMA, Series 2016-11, Class FB, VRN, 3.84%, (1-month LIBOR plus 0.55%), 3/25/46	1,170,258	1,139,793
FNMA, Series 2016-M13, Class FA, VRN, 5.26%, (1-month LIBOR plus 0.67%), 11/25/23	29,448	29,356
FNMA, Series 2017-M3, Class A2, SEQ, VRN, 2.47%, 12/25/26	6,794,891	6,338,780
GNMA, Series 2007-5, Class FA, VRN, 4.90%, (1-month LIBOR plus 0.14%), 2/20/37	287,098	286,013
GNMA, Series 2010-14, Class QF, VRN, 5.18%, (1-month LIBOR plus 0.45%), 2/16/40	1,386,473	1,381,385
GNMA, Series 2021-151, Class AB, SEQ, 1.75%, 2/16/62	4,354,751	3,578,890
GNMA, Series 2021-164, Class AH, SEQ, 1.50%, 10/16/63	3,889,991	3,108,299
12

	Principal Amount	Value
Seasoned Loans Structured Transaction Trust, Series 2021-2, Class A1D, SEQ, 2.00%, 7/25/31	$3,888,725	$3,510,277
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,075,258)		59,493,529
ASSET-BACKED SECURITIES — 4.6%
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, VRN, 5.43%, (1-month LIBOR plus 0.58%), 11/25/71	2,912,387	2,835,200
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1A, SEQ, 2.06%, 1/25/72	724,782	637,071
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1B, VRN, 5.55%, (1-month LIBOR plus 0.70%), 1/25/72	2,721,346	2,647,949
ECMC Group Student Loan Trust, Series 2017-2A, Class A, VRN, 5.90%, (1-month LIBOR plus 1.05%), 5/25/67(2)	908,360	879,901
ECMC Group Student Loan Trust, Series 2020-2A, Class A, VRN, 6.00%, (1-month LIBOR plus 1.15%), 11/25/69(2)	1,260,181	1,245,227
ECMC Group Student Loan Trust, Series 2021-1A, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 11/25/70(2)	4,375,442	4,206,324
Missouri Higher Education Loan Authority, Series 2021-3, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 8/25/61	2,963,966	2,814,130
Navient Student Loan Trust, Series 2021-1A, Class A1A, SEQ, 1.31%, 12/26/69(2)	2,447,370	2,086,430
Navient Student Loan Trust, Series 2021-1A, Class A1B, VRN, 5.45%, (1-month LIBOR plus 0.60%), 12/26/69(2)	527,049	506,853
Navient Student Loan Trust, Series 2021-2A, Class A1A, SEQ, 1.68%, 2/25/70(2)	407,246	355,690
Nelnet Student Loan Trust, Series 2006-1, Class A6, VRN, 5.37%, (3-month LIBOR plus 0.45%), 8/23/36(2)	4,438,740	4,296,183
Nelnet Student Loan Trust, Series 2019-5, Class A, SEQ, 2.53%, 10/25/67(2)	1,462,959	1,342,479
North Texas Higher Education Authority, Inc., Series 2021-1, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 9/25/61	2,929,519	2,809,108
North Texas Higher Education Authority, Inc., Series 2021-2, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 10/25/61	5,551,860	5,300,053
Pennsylvania Higher Education Assistance Agency, Series 2021-1A, Class A, VRN, 5.38%, (1-month LIBOR plus 0.53%), 5/25/70(2)	2,901,802	2,798,015
TOTAL ASSET-BACKED SECURITIES (Cost $35,344,715)		34,760,613
U.S. GOVERNMENT AGENCY SECURITIES — 2.6%
FHLMC, 6.25%, 7/15/32	2,000,000	2,385,837
FNMA, 6.625%, 11/15/30	8,000,000	9,483,969
Tennessee Valley Authority, 3.875%, 3/15/28	6,120,000	6,124,382
Tennessee Valley Authority, 1.50%, 9/15/31	2,100,000	1,713,673
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $19,943,044)		19,707,861
MUNICIPAL SECURITIES — 0.4%
Pasadena Rev., 4.625%, 5/1/25, Prerefunded at 100% of Par(3) (Cost $2,971,851)	2,665,000	2,684,080
SHORT-TERM INVESTMENTS — 7.1%
Discount Notes(4) — 0.5%
Federal Home Loan Bank Discount Notes, 5.01%, 9/20/23	4,000,000	3,912,080
Repurchase Agreements — 6.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $13,262,823), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $12,797,395)		12,792,417
13

	Principal Amount	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $37,742,046), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $37,016,832)		$37,002,000
		49,794,417
TOTAL SHORT-TERM INVESTMENTS (Cost $53,703,373)		53,706,497
TOTAL INVESTMENT SECURITIES — 104.7% (Cost $810,248,871)		795,390,019
OTHER ASSETS AND LIABILITIES — (4.7)%		(35,702,046)
TOTAL NET ASSETS — 100.0%		$759,687,973

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	138	June 2023	$28,490,531	$(99,789)
U.S. Treasury 5-Year Notes	279	June 2023	30,552,680	(39,547)
U.S. Treasury 10-Year Notes	662	June 2023	76,078,281	(379,354)
U.S. Treasury 10-Year Ultra Notes	297	June 2023	35,978,766	1,044,808
U.S. Treasury Long Bonds	90	June 2023	11,804,063	169,168
U.S. Treasury Ultra Bonds	59	June 2023	8,326,375	149,573
			$191,230,696	$844,859
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$3,300,000	$267	$18,762	$19,029
CPURNSA	Receive	2.97%	10/14/23	$4,400,000	272	22,512	22,784
CPURNSA	Receive	2.97%	10/14/23	$4,400,000	272	22,512	22,784
					$811	$63,786	$64,597

14

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $4,289,360.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $17,717,102, which represented 2.3% of total net assets.
(3)Escrowed to maturity in U.S. government securities or state and local government securities.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $810,248,871)	$795,390,019
Receivable for investments sold	30,302
Receivable for capital shares sold	788,059
Receivable for variation margin on futures contracts	632,203
Receivable for variation margin on swap agreements	6,758
Interest receivable	3,653,173
800,500,514

Liabilities
Disbursements in excess of demand deposit cash	1,333
Payable for investments purchased	39,609,984
Payable for capital shares redeemed	771,134
Accrued management fees	220,848
Distribution and service fees payable	6,274
Dividends payable	202,968
40,812,541

Net Assets	$759,687,973

Net Assets Consist of:
Capital paid in	$848,012,165
Distributable earnings (loss)	(88,324,192)
$759,687,973

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$288,235,337	29,457,719	$9.78
I Class	$223,815,402	22,905,118	$9.77
A Class	$20,839,041	2,130,111	$9.78
C Class	$1,271,386	129,987	$9.78
R Class	$2,213,685	226,327	$9.78
R5 Class	$223,313,122	22,827,937	$9.78
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $10.24 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$22,121,777

Expenses:
Management fees	2,632,809
Distribution and service fees:
A Class	56,813
C Class	13,390
R Class	9,747
Trustees' fees and expenses	45,396
Other expenses	10,214
2,768,369

Net investment income (loss)	19,353,408

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(57,535,282)
Futures contract transactions	(3,407,687)
Swap agreement transactions	1,611,012
(59,331,957)

Change in net unrealized appreciation (depreciation) on:
Investments	1,129,386
Futures contracts	1,230,818
Swap agreements	(1,906,190)
454,014

Net realized and unrealized gain (loss)	(58,877,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(39,524,535)

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$19,353,408	$10,212,872
Net realized gain (loss)	(59,331,957)	(4,796,504)
Change in net unrealized appreciation (depreciation)	454,014	(32,570,340)
Net increase (decrease) in net assets resulting from operations	(39,524,535)	(27,153,972)

Distributions to Shareholders
From earnings:
Investor Class	(8,896,989)	(8,968,796)
I Class	(4,039,863)	(2,482,120)
A Class	(587,248)	(540,579)
C Class	(24,234)	(25,130)
R Class	(46,990)	(37,484)
R5 Class	(7,073,637)	(6,055,807)
Decrease in net assets from distributions	(20,668,961)	(18,109,916)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	60,486,410	(77,708,235)

Net increase (decrease) in net assets	292,914	(122,972,123)

Net Assets
Beginning of period	759,395,059	882,367,182
End of period	$759,687,973	$759,395,059

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury, Government Agency and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

19

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

21

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $1,778,298,848, of which $1,771,986,039 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $1,752,634,358, of which $1,720,863,578 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,432,329	$43,894,345	5,857,073	$66,058,552
Issued in reinvestment of distributions	818,269	8,059,993	734,549	8,271,509
Redeemed	(9,330,429)	(92,406,412)	(16,388,373)	(185,896,403)
	(4,079,831)	(40,452,074)	(9,796,751)	(111,566,342)
I Class
Sold	24,061,748	238,550,727	5,968,764	66,143,064
Issued in reinvestment of distributions	410,638	4,036,031	221,014	2,481,928
Redeemed	(13,536,178)	(136,839,589)	(3,400,092)	(38,308,509)
	10,936,208	105,747,169	2,789,686	30,316,483
A Class
Sold	437,968	4,348,116	872,723	9,809,469
Issued in reinvestment of distributions	43,556	428,964	35,071	394,442
Redeemed	(875,202)	(8,753,245)	(981,197)	(11,063,502)
	(393,678)	(3,976,165)	(73,403)	(859,591)
C Class
Sold	14,892	145,620	37,149	422,301
Issued in reinvestment of distributions	2,466	24,234	2,232	25,126
Redeemed	(52,310)	(522,822)	(78,389)	(882,666)
	(34,952)	(352,968)	(39,008)	(435,239)
R Class
Sold	106,742	1,050,260	86,308	976,045
Issued in reinvestment of distributions	4,430	43,476	2,980	33,512
Redeemed	(59,615)	(581,349)	(135,272)	(1,522,583)
	51,557	512,387	(45,984)	(513,026)
R5 Class
Sold	7,214,310	71,770,853	6,015,780	67,660,894
Issued in reinvestment of distributions	626,311	6,165,418	465,840	5,239,327
Redeemed	(7,974,358)	(78,928,210)	(6,011,910)	(67,550,741)
	(133,737)	(991,939)	469,710	5,349,480
Net increase (decrease)	6,345,567	$60,486,410	(6,695,750)	$(77,708,235)

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$314,737,779	—
U.S. Treasury Securities	—	310,299,660	—
Collateralized Mortgage Obligations	—	59,493,529	—
Asset-Backed Securities	—	34,760,613	—
U.S. Government Agency Securities	—	19,707,861	—
Municipal Securities	—	2,684,080	—
Short-Term Investments	—	53,706,497	—
	—	$795,390,019	—
Other Financial Instruments
Futures Contracts	$1,363,549	—	—
Swap Agreements	—	$64,597	—
	$1,363,549	$64,597	—

Liabilities
Other Financial Instruments
Futures Contracts	$518,690	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures
23

contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $79,873,166 futures contracts purchased and $27,582,035 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $14,066,667.

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$632,203	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	6,758	Payable for variation margin on swap agreements*	—
		$638,961		—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(3,407,687)	Change in net unrealized appreciation (depreciation) on futures contracts	$1,230,818
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,611,012	Change in net unrealized appreciation (depreciation) on swap agreements	(1,906,190)
		$(1,796,675)		$(675,372)

24

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$20,668,961	$13,377,671
Long-term capital gains	—	$4,732,245

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$811,244,637
Gross tax appreciation of investments	$5,382,257
Gross tax depreciation of investments	(21,236,875)
Net tax appreciation (depreciation) of investments	(15,854,618)
Net tax appreciation (depreciation) on derivatives	63,786
Net tax appreciation (depreciation)	$(15,790,832)
Other book-to-tax adjustments	$(154,699)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(50,001,399)
Accumulated long-term capital losses	$(22,377,262)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$10.65	0.26	(0.85)	(0.59)	(0.28)	—	(0.28)	$9.78	(5.40)%	0.47%	2.68%	251%	$288,235
2022	$11.31	0.14	(0.55)	(0.41)	(0.17)	(0.08)	(0.25)	$10.65	(3.76)%	0.46%	1.20%	364%	$357,145
2021	$11.69	0.12	(0.28)	(0.16)	(0.17)	(0.05)	(0.22)	$11.31	(1.39)%	0.47%	1.05%	246%	$490,142
2020	$10.89	0.23	0.84	1.07	(0.27)	—	(0.27)	$11.69	9.92%	0.47%	2.09%	103%	$508,040
2019	$10.75	0.24	0.17	0.41	(0.27)	—	(0.27)	$10.89	3.93%	0.47%	2.28%	157%	$449,565
I Class
2023	$10.64	0.28	(0.86)	(0.58)	(0.29)	—	(0.29)	$9.77	(5.41)%	0.37%	2.78%	251%	$223,815
2022	$11.30	0.14	(0.54)	(0.40)	(0.18)	(0.08)	(0.26)	$10.64	(3.67)%	0.36%	1.30%	364%	$127,299
2021	$11.67	0.13	(0.27)	(0.14)	(0.18)	(0.05)	(0.23)	$11.30	(1.21)%	0.37%	1.15%	246%	$103,700
2020	$10.87	0.24	0.84	1.08	(0.28)	—	(0.28)	$11.67	10.05%	0.37%	2.19%	103%	$54,971
2019	$10.74	0.26	0.15	0.41	(0.28)	—	(0.28)	$10.87	3.94%	0.37%	2.38%	157%	$14,065
A Class
2023	$10.65	0.24	(0.85)	(0.61)	(0.26)	—	(0.26)	$9.78	(5.73)%	0.72%	2.43%	251%	$20,839
2022	$11.31	0.11	(0.55)	(0.44)	(0.14)	(0.08)	(0.22)	$10.65	(4.00)%	0.71%	0.95%	364%	$26,872
2021	$11.68	0.10	(0.28)	(0.18)	(0.14)	(0.05)	(0.19)	$11.31	(1.55)%	0.72%	0.80%	246%	$29,374
2020	$10.88	0.21	0.83	1.04	(0.24)	—	(0.24)	$11.68	9.66%	0.72%	1.84%	103%	$49,587
2019	$10.75	0.22	0.16	0.38	(0.25)	—	(0.25)	$10.88	3.58%	0.72%	2.03%	157%	$58,964

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2023	$10.64	0.16	(0.84)	(0.68)	(0.18)	—	(0.18)	$9.78	(6.35)%	1.47%	1.68%	251%	$1,271
2022	$11.31	0.02	(0.55)	(0.53)	(0.06)	(0.08)	(0.14)	$10.64	(4.81)%	1.46%	0.20%	364%	$1,756
2021	$11.68	0.01	(0.27)	(0.26)	(0.06)	(0.05)	(0.11)	$11.31	(2.29)%	1.47%	0.05%	246%	$2,306
2020	$10.88	0.12	0.83	0.95	(0.15)	—	(0.15)	$11.68	8.84%	1.47%	1.09%	103%	$2,934
2019	$10.74	0.14	0.17	0.31	(0.17)	—	(0.17)	$10.88	2.90%	1.47%	1.28%	157%	$2,080
R Class
2023	$10.64	0.22	(0.85)	(0.63)	(0.23)	—	(0.23)	$9.78	(5.88)%	0.97%	2.18%	251%	$2,214
2022	$11.31	0.08	(0.56)	(0.48)	(0.11)	(0.08)	(0.19)	$10.64	(4.33)%	0.96%	0.70%	364%	$1,860
2021	$11.68	0.06	(0.27)	(0.21)	(0.11)	(0.05)	(0.16)	$11.31	(1.80)%	0.97%	0.55%	246%	$2,496
2020	$10.88	0.18	0.83	1.01	(0.21)	—	(0.21)	$11.68	9.39%	0.97%	1.59%	103%	$2,813
2019	$10.74	0.19	0.17	0.36	(0.22)	—	(0.22)	$10.88	3.42%	0.97%	1.78%	157%	$2,394
R5 Class
2023	$10.65	0.29	(0.86)	(0.57)	(0.30)	—	(0.30)	$9.78	(5.30)%	0.27%	2.88%	251%	$223,313
2022	$11.31	0.16	(0.55)	(0.39)	(0.19)	(0.08)	(0.27)	$10.65	(3.57)%	0.26%	1.40%	364%	$244,463
2021	$11.68	0.15	(0.27)	(0.12)	(0.20)	(0.05)	(0.25)	$11.31	(1.11)%	0.27%	1.25%	246%	$254,349
2020	$10.88	0.25	0.84	1.09	(0.29)	—	(0.29)	$11.68	10.15%	0.27%	2.29%	103%	$230,808
2019	$10.75	0.26	0.17	0.43	(0.30)	—	(0.30)	$10.88	4.04%	0.27%	2.48%	157%	$192,572

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond Fund of the American Century Government Income Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Notes
35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 2305

Annual Report

March 31, 2023

Inflation-Adjusted Bond Fund
Investor Class (ACITX)
I Class (AIAHX)
Y Class (AIAYX)
A Class (AIAVX)
C Class (AINOX)
R Class (AIARX)
R5 Class (AIANX)
R6 Class (AIADX)
G Class (AINGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	-6.76%	2.48%	1.03%	—	2/10/97
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index	—	-6.06%	2.94%	1.48%	—	—
I Class	AIAHX	-6.59%	2.59%	—	2.31%	4/10/17
Y Class	AIAYX	-6.57%	2.69%	—	2.41%	4/10/17
A Class	AIAVX					6/15/98
No sales charge		-6.93%	2.25%	0.78%	—
With sales charge		-11.12%	1.31%	0.32%	—
C Class	AINOX	-7.66%	1.47%	0.02%	—	3/1/10
R Class	AIARX	-7.21%	1.99%	0.53%	—	3/1/10
R5 Class	AIANX	-6.57%	2.69%	1.24%	—	10/1/02
R6 Class	AIADX	-6.45%	2.76%	—	2.56%	7/28/17
G Class	AINGX	-6.33%	2.97%	—	2.77%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $11,077

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index — $11,588

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.46%	0.36%	0.26%	0.71%	1.46%	0.96%	0.26%	0.21%	0.21%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond returned -6.76%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index returned -6.06%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Meanwhile, the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS and a key measure of market-based inflation expectations) experienced quarter-to-quarter volatility but eased overall, from 2.84% to 2.32%. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (2.32% or higher as of March 31).

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, Treasury yields rose sharply across the yield curve. TIPS yields started the period in negative territory and climbed steadily into positive territory. Higher yields contributed to negative 12-month returns for most investment-grade bond market sectors, including TIPS, which were among the weakest.

Non-Index Holdings Detracted

Out-of-index exposure to securitized and corporate securities detracted from results. Rising yields and heightened volatility during the reporting period broadly weighed on credit-sensitive securities.

Shorter Maturity Inflation Securities Boosted Relative Results

For most of the period, we favored shorter maturity inflation-protected securities, which fared better than longer maturity securities amid elevated inflation. This strategy had a positive effect on relative performance.

We also held inflation swaps in conjunction with out-of-index securitized and corporate bonds, which boosted the portfolio’s sensitivity to inflation versus the index. Inflation swaps diversified the portfolio’s inflation protection and created an inflation overlay for non-inflation-linked securitized and corporate securities. Inflation swaps are fixed-maturity instruments, negotiated through a

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

counterparty (investment bank), that return the rate of inflation (Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight regarding this risk.This strategy yielded mixed results throughout the 12-month period, as inflation expectations were volatile.

By period-end, we reduced the portfolio's overweight inflation exposure to a neutral position. This was due to our expectations for inflation to continue moderating amid Fed hawkishness and a likely recession. We expect to increase the portfolio’s inflation sensitivity as TIPS valuations improve.

Yield Curve Positioning Added Value

Our yield curve strategy reflected a flattening bias, which aided results as shorter maturity yields increased more than longer maturity yields.

6

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	89.8%
Collateralized Loan Obligations	1.7%
Asset-Backed Securities	1.2%
Corporate Bonds	1.0%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Mortgage Obligations	0.3%
Short-Term Investments	5.4%
Other Assets and Liabilities	0.1%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,055.30	$2.66	0.52%
I Class	$1,000	$1,057.00	$2.15	0.42%
Y Class	$1,000	$1,056.50	$1.64	0.32%
A Class	$1,000	$1,055.10	$3.95	0.77%
C Class	$1,000	$1,050.90	$7.77	1.52%
R Class	$1,000	$1,053.40	$5.22	1.02%
R5 Class	$1,000	$1,056.50	$1.64	0.32%
R6 Class	$1,000	$1,057.80	$1.39	0.27%
G Class	$1,000	$1,057.90	$0.31	0.06%
Hypothetical
Investor Class	$1,000	$1,022.34	$2.62	0.52%
I Class	$1,000	$1,022.84	$2.12	0.42%
Y Class	$1,000	$1,023.34	$1.61	0.32%
A Class	$1,000	$1,021.09	$3.88	0.77%
C Class	$1,000	$1,017.35	$7.64	1.52%
R Class	$1,000	$1,019.85	$5.14	1.02%
R5 Class	$1,000	$1,023.34	$1.61	0.32%
R6 Class	$1,000	$1,023.59	$1.36	0.27%
G Class	$1,000	$1,024.63	$0.30	0.06%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 89.8%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	$49,356,175	$49,960,633
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	120,359,780	122,129,241
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	76,911,410	79,752,360
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	20,772,836	21,262,146
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	48,546,832	54,214,940
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	48,965,282	52,450,367
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	41,598,882	47,945,566
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	20,401,689	24,146,795
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	86,190,536	75,365,951
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	68,705,309	58,078,562
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	88,117,687	85,462,967
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	68,503,127	58,425,418
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	6,125,987	5,486,167
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	27,957,716	24,239,212
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	26,275,523	23,436,084
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	7,017,106	6,250,675
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	47,937,226	34,830,584
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	47,935,401	33,256,581
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/52	56,587,889	39,360,800
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	161,212,944	161,329,906
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	98,956,447	98,122,688
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	13,053,040	12,843,769
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	41,845,944	41,033,866
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	18,248,738	17,683,095
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	69,941,703	68,425,382
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	127,454,015	123,502,106
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	178,468,001	174,521,292
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26(1)	93,597,479	89,841,586
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	31,807,066	30,646,236
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26(1)	28,475,980	27,350,602
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	54,204,500	52,256,991
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27	131,967,510	125,742,441
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	40,374,180	39,015,433
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	101,857,375	98,341,273
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	2,205,718	2,163,819
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	53,929,330	53,009,032
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	81,432,696	77,200,599
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	59,848,184	55,806,762
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	80,098,754	74,575,350
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	99,562,288	92,080,491
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	83,188,935	76,672,217
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32	81,977,825	74,937,907
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/32	89,357,705	85,422,019
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/33	63,548,540	63,440,838
U.S. Treasury Notes, 1.50%, 2/15/30	292,000	256,070
TOTAL U.S. TREASURY SECURITIES (Cost $2,913,242,537)		2,712,276,819
10

		Principal Amount/Shares	Value
COLLATERALIZED LOAN OBLIGATIONS — 1.7%
Dryden CLO Ltd., Series 2019-72A, Class CR, VRN, 6.71%, (3-month LIBOR plus 1.85%), 5/15/32(2)		$8,550,000	$8,146,202
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2, 3.09%, 4/20/34(2)		5,000,000	4,128,355
Elmwood CLO IV Ltd., Series 2020-1A, Class B, VRN, 6.49%, (3-month LIBOR plus 1.70%), 4/15/33(2)		9,500,000	9,256,392
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.21%, (1-month LIBOR plus 1.45%), 10/16/36(2)		4,023,000	3,846,379
Palmer Square Loan Funding Ltd., Series 2022-4A, Class A2, VRN, 7.08%, (3-month SOFR plus 2.30%), 7/24/31(2)		4,100,000	4,105,605
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 6.61%, (3-month LIBOR plus 1.80%), 1/20/32(2)		10,000,000	9,650,190
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.05%, (1-month SOFR plus 2.30%), 6/17/37(2)		9,072,000	9,024,753
THL Credit Wind River CLO Ltd., Series 2019-3A, Class CR, VRN, 6.99%, (3-month LIBOR plus 2.20%), 4/15/31(2)		3,800,000	3,627,233
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $53,947,930)			51,785,109
ASSET-BACKED SECURITIES — 1.2%
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(2)		5,869,316	5,098,969
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A, SEQ, 2.94%, 5/25/29(2)		1,009,367	980,006
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(2)	CAD	14,050,000	9,627,707
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)		$7,100,000	6,382,029
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(2)		4,942,788	4,226,446
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(2)		3,305,154	2,797,886
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)		7,347,000	6,832,001
TOTAL ASSET-BACKED SECURITIES (Cost $40,643,443)			35,945,044
CORPORATE BONDS — 1.0%
Banks — 0.2%
Bank of America Corp., VRN, 2.48%, 9/21/36		1,250,000	950,173
Citigroup, Inc., VRN, 3.07%, 2/24/28		619,000	576,103
Citigroup, Inc., VRN, 3.52%, 10/27/28		1,457,000	1,363,062
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27		2,554,000	2,296,631
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28		626,000	580,807
			5,766,776
Consumer Finance†
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24		925,000	865,898
Electric Utilities — 0.2%
Duke Energy Florida LLC, 1.75%, 6/15/30		2,940,000	2,430,541
Duke Energy Progress LLC, 2.00%, 8/15/31		5,000,000	4,100,336
			6,530,877
Ground Transportation†
DAE Funding LLC, 1.55%, 8/1/24(2)		1,289,000	1,212,993
Media — 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		940,000	745,030
Paramount Global, 4.95%, 1/15/31		1,705,000	1,574,220
11

	Principal Amount/Shares	Value
Paramount Global, 4.375%, 3/15/43	$1,390,000	$989,015
		3,308,265
Pharmaceuticals†
Viatris, Inc., 4.00%, 6/22/50	666,000	438,792
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40	2,185,000	1,697,840
Specialty Retail — 0.1%
Lowe's Cos., Inc., 2.625%, 4/1/31	5,000,000	4,275,884
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC / EMC Corp., 8.10%, 7/15/36	1,133,000	1,323,026
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 3.375%, 4/15/29	4,710,000	4,298,287
TOTAL CORPORATE BONDS (Cost $34,998,167)		29,718,638
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(2)	7,950,000	6,480,225
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 6.68%, (1-month LIBOR plus 2.00%), 9/15/36(2)	9,200,000	8,606,195
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,427,406)		15,086,420
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Private Sponsor Collateralized Mortgage Obligations — 0.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	85,032	77,363
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3, SEQ, VRN, 3.30%, 7/26/49(2)	67,667	67,414
Arroyo Mortgage Trust, Series 2021-1R, Class A2, VRN, 1.48%, 10/25/48(2)	2,521,149	2,070,787
Arroyo Mortgage Trust, Series 2021-1R, Class A3, VRN, 1.64%, 10/25/48(2)	2,009,040	1,648,995
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 5.56%, (30-day average SOFR plus 1.00%), 9/25/31(2)	3,513,914	3,487,011
Cendant Mortgage Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	463,593	447,889
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	993,683	907,350
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)	2,948,515	2,323,630
		11,030,439
U.S. Government Agency Collateralized Mortgage Obligations†
FNMA, Series 2014-C02, Class 2M2, VRN, 7.45%, (1-month LIBOR plus 2.60%), 5/25/24	222,027	223,766
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,824,905)		11,254,205
SHORT-TERM INVESTMENTS — 5.4%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	32,083	32,083
Repurchase Agreements — 5.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $43,203,917), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $41,687,776)		41,671,559
12

	Principal Amount/Shares	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $122,948,811), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $120,586,316)		$120,538,000
		162,209,559
TOTAL SHORT-TERM INVESTMENTS (Cost $162,241,642)		162,241,642
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $3,235,326,030)		3,018,307,877
OTHER ASSETS AND LIABILITIES — 0.1%		1,792,979
TOTAL NET ASSETS — 100.0%		$3,020,100,856

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,558,409	CAD	13,081,830	UBS AG	6/15/23	$(132,364)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	285	June 2023	$58,839,141	$775,825
U.S. Treasury 5-Year Notes	1,990	June 2023	217,920,548	4,915,829
U.S. Treasury 10-Year Notes	1,325	June 2023	152,271,484	(809,383)
U.S. Treasury 10-Year Ultra Notes	864	June 2023	104,665,500	3,530,956
U.S. Treasury Long Bonds	39	June 2023	5,115,094	235,142
U.S. Treasury Ultra Bonds	58	June 2023	8,185,250	346,327
			$546,997,017	$8,994,696
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$69,500,000	$316	$400,437	$400,753
CPURNSA	Receive	2.88%	12/2/23	$30,000,000	363	164,294	164,657
CPURNSA	Receive	2.29%	1/25/24	$50,000,000	670	5,195,050	5,195,720
CPURNSA	Receive	1.45%	3/5/25	$39,000,000	(738)	5,273,366	5,272,628
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	525	648,663	649,188
CPURNSA	Receive	1.85%	8/26/25	$14,000,000	585	1,881,935	1,882,520
CPURNSA	Receive	2.24%	1/12/26	$50,000,000	805	5,338,367	5,339,172
CPURNSA	Receive	2.22%	1/19/26	$50,000,000	806	5,372,871	5,373,677
CPURNSA	Receive	2.29%	2/2/26	$25,000,000	402	2,606,328	2,606,730
CPURNSA	Receive	1.86%	6/20/29	$25,000,000	(775)	3,748,047	3,747,272
CPURNSA	Receive	1.80%	10/21/29	$24,500,000	(765)	3,847,431	3,846,666
CPURNSA	Receive	1.88%	11/21/29	$22,000,000	(738)	3,296,597	3,295,859
CPURNSA	Receive	1.87%	11/25/29	$4,000,000	(543)	604,129	603,586
CPURNSA	Receive	1.29%	5/19/30	$4,500,000	549	932,704	933,253
CPURNSA	Receive	2.62%	3/2/33	$17,500,000	683	17,310	17,993
					$2,145	$39,327,529	$39,329,674

13

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(3)	CPURNSA	Receive	2.53%	8/19/24	$11,000,000	$290,249
Barclays Bank PLC	CPURNSA	Receive	2.59%	7/23/24	$16,300,000	315,127
Barclays Bank PLC	CPURNSA	Receive	2.36%	9/29/24	$10,000,000	469,999
Barclays Bank PLC	CPURNSA	Receive	2.31%	9/30/24	$15,000,000	798,039
Barclays Bank PLC	CPURNSA	Receive	2.90%	12/21/27	$19,200,000	(2,377,526)
Barclays Bank PLC	CPURNSA	Receive	2.78%	7/2/44	$15,000,000	(1,183,863)
						$(1,687,975)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FNMA	–	Federal National Mortgage Association
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $24,089,225.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $114,534,753, which represented 3.8% of total net assets.
(3)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $256,025.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $3,235,326,030)	$3,018,307,877
Receivable for investments sold	2,193,192
Receivable for capital shares sold	1,316,713
Receivable for variation margin on futures contracts	1,524,471
Receivable for variation margin on swap agreements	491,783
Swap agreements, at value	1,873,414
Interest receivable	6,339,402
3,032,046,852

Liabilities
Payable for investments purchased	5,059,672
Payable for capital shares redeemed	2,518,586
Unrealized depreciation on forward foreign currency exchange contracts	132,364
Swap agreements, at value	3,561,389
Accrued management fees	629,405
Distribution and service fees payable	44,580
11,945,996

Net Assets	$3,020,100,856

Net Assets Consist of:
Capital paid in	$3,215,305,957
Distributable earnings (loss)	(195,205,101)
$3,020,100,856

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$846,252,385	77,610,803	$10.90
I Class	$294,877,031	27,082,771	$10.89
Y Class	$63,121,326	5,795,132	$10.89
A Class	$105,092,098	9,668,834	$10.87
C Class	$9,634,583	888,666	$10.84
R Class	$34,650,532	3,173,207	$10.92
R5 Class	$209,403,930	19,224,497	$10.89
R6 Class	$538,833,922	49,489,833	$10.89
G Class	$918,235,049	84,227,817	$10.90
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $11.38 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$195,695,701

Expenses:
Management fees	9,962,874
Interest expenses	1,313,913
Distribution and service fees:
A Class	285,066
C Class	104,172
R Class	188,479
Trustees' fees and expenses	205,318
12,059,822
Fees waived - G Class	(1,765,682)
10,294,140

Net investment income (loss)	185,401,561

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(68,011,110)
Forward foreign currency exchange contract transactions	714,626
Futures contract transactions	(27,327,692)
Swap agreement transactions	37,564,460
Foreign currency translation transactions	(4,781)
(57,064,497)

Change in net unrealized appreciation (depreciation) on:
Investments	(333,548,645)
Forward foreign currency exchange contracts	103,056
Futures contracts	13,062,236
Swap agreements	(42,688,315)
Translation of assets and liabilities in foreign currencies	84
(363,071,584)

Net realized and unrealized gain (loss)	(420,136,081)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(234,734,520)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$185,401,561	$196,187,324
Net realized gain (loss)	(57,064,497)	43,889,331
Change in net unrealized appreciation (depreciation)	(363,071,584)	(70,766,199)
Net increase (decrease) in net assets resulting from operations	(234,734,520)	169,310,456

Distributions to Shareholders
From earnings:
Investor Class	(60,229,120)	(45,635,092)
I Class	(26,065,205)	(21,065,243)
Y Class	(4,232,105)	(2,881,712)
A Class	(7,333,135)	(6,072,288)
C Class	(591,504)	(397,630)
R Class	(2,370,828)	(1,420,127)
R5 Class	(16,353,447)	(13,701,223)
R6 Class	(36,794,001)	(26,557,630)
G Class	(61,155,330)	(47,793,931)
Decrease in net assets from distributions	(215,124,675)	(165,524,876)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(76,105,304)	222,254,029

Net increase (decrease) in net assets	(525,964,499)	226,039,609

Net Assets
Beginning of period	3,546,065,355	3,320,025,746
End of period	$3,020,100,856	$3,546,065,355

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

18

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 24% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
Y Class		0.0500% to 0.1100%	0.26%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%
R6 Class		0.0000% to 0.0600%	0.21%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.21%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

20

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $531,929,472, of which $502,574,935 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $842,675,392, of which $635,605,974 represented U.S. Treasury and Government Agency obligations.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	9,715,412	$111,251,384	19,585,072	$252,068,972
Issued in reinvestment of distributions	5,395,138	58,803,633	3,498,506	44,555,754
Redeemed	(21,574,750)	(245,792,672)	(16,314,387)	(209,594,393)
	(6,464,200)	(75,737,655)	6,769,191	87,030,333
I Class
Sold	11,477,536	130,938,924	19,067,651	244,587,613
Issued in reinvestment of distributions	2,021,673	22,057,037	1,407,426	17,897,701
Redeemed	(26,174,441)	(293,749,458)	(11,215,036)	(143,319,900)
	(12,675,232)	(140,753,497)	9,260,041	119,165,414
Y Class
Sold	1,662,551	18,387,008	1,297,999	16,677,883
Issued in reinvestment of distributions	389,518	4,226,465	226,617	2,881,575
Redeemed	(1,340,616)	(15,217,466)	(669,595)	(8,595,475)
	711,453	7,396,007	855,021	10,963,983
A Class
Sold	2,691,270	30,397,428	4,876,457	62,752,360
Issued in reinvestment of distributions	393,655	4,275,729	276,472	3,512,709
Redeemed	(3,824,117)	(43,076,498)	(7,243,540)	(93,423,971)
	(739,192)	(8,403,341)	(2,090,611)	(27,158,902)
C Class
Sold	277,006	3,088,476	611,499	7,872,052
Issued in reinvestment of distributions	33,409	361,559	15,529	197,232
Redeemed	(464,767)	(5,284,777)	(203,507)	(2,600,349)
	(154,352)	(1,834,742)	423,521	5,468,935
R Class
Sold	1,131,611	13,222,135	1,780,579	22,894,277
Issued in reinvestment of distributions	216,058	2,358,200	110,014	1,404,763
Redeemed	(1,454,748)	(16,668,710)	(880,548)	(11,268,348)
	(107,079)	(1,088,375)	1,010,045	13,030,692
R5 Class
Sold	4,318,266	49,322,373	8,584,415	110,305,593
Issued in reinvestment of distributions	1,401,482	15,279,473	1,010,991	12,854,876
Redeemed	(9,970,158)	(113,093,426)	(10,609,816)	(135,438,803)
	(4,250,410)	(48,491,580)	(1,014,410)	(12,278,334)
R6 Class
Sold	17,293,426	196,607,180	24,205,857	309,841,376
Issued in reinvestment of distributions	2,774,226	30,133,718	1,700,924	21,624,528
Redeemed	(14,877,118)	(168,750,963)	(18,035,861)	(228,777,016)
	5,190,534	57,989,935	7,870,920	102,688,888
G Class
Sold	11,160,671	123,995,844	6,761,789	87,148,657
Issued in reinvestment of distributions	5,619,789	61,155,330	3,759,428	47,793,931
Redeemed	(4,320,943)	(50,333,230)	(16,289,367)	(211,599,568)
	12,459,517	134,817,944	(5,768,150)	(76,656,980)
Net increase (decrease)	(6,028,961)	$(76,105,304)	17,315,568	$222,254,029

22

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,712,276,819	—
Collateralized Loan Obligations	—	51,785,109	—
Asset-Backed Securities	—	35,945,044	—
Corporate Bonds	—	29,718,638	—
Commercial Mortgage-Backed Securities	—	15,086,420	—
Collateralized Mortgage Obligations	—	11,254,205	—
Short-Term Investments	$32,083	162,209,559	—
	$32,083	$3,018,275,794	—
Other Financial Instruments
Futures Contracts	$9,804,079	—	—
Swap Agreements	—	$41,203,088	—
	$9,804,079	$41,203,088	—

Liabilities
Other Financial Instruments
Futures Contracts	$809,383	—	—
Swap Agreements	—	$3,561,389	—
Forward Foreign Currency Exchange Contracts	—	132,364	—
	$809,383	$3,693,753	—

23

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $10,333,167.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $289,093,437 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $555,875,000.
24

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$132,364
Interest Rate Risk	Receivable for variation margin on futures contracts*	$1,524,471	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	491,783	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	1,873,414	Swap agreements	3,561,389
		$3,889,668		$3,693,753
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$714,626	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$103,056
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(27,327,692)	Change in net unrealized appreciation (depreciation) on futures contracts	13,062,236
Other Contracts	Net realized gain (loss) on swap agreement transactions	37,564,460	Change in net unrealized appreciation (depreciation) on swap agreements	(42,688,315)
		$10,951,394		$(29,523,023)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile.

25

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$215,124,675	$165,524,876
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,238,293,034
Gross tax appreciation of investments	$18,880,257
Gross tax depreciation of investments	(238,865,414)
Net tax appreciation (depreciation) of investments	(219,985,157)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	37,639,825
Net tax appreciation (depreciation)	$(182,345,332)
Other book-to-tax adjustments	$(787,871)
Undistributed ordinary income	$36,245,721
Accumulated short-term capital losses	$(35,594,186)
Accumulated long-term capital losses	$(12,723,433)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$12.53	0.66	(1.52)	(0.86)	(0.77)	$10.90	(6.76)%	0.51%	0.51%	5.72%	5.72%	18%	$846,252
2022	$12.49	0.68	(0.06)	0.62	(0.58)	$12.53	4.89%	0.46%	0.46%	5.30%	5.30%	30%	$1,053,464
2021	$11.63	0.17	0.84	1.01	(0.15)	$12.49	8.70%	0.47%	0.47%	1.46%	1.46%	22%	$965,896
2020	$11.39	0.32	0.20	0.52	(0.28)	$11.63	4.62%	0.47%	0.47%	2.70%	2.70%	24%	$929,682
2019	$11.54	0.24	(0.06)	0.18	(0.33)	$11.39	1.63%	0.47%	0.47%	2.17%	2.17%	21%	$1,101,609
I Class
2023	$12.51	0.70	(1.54)	(0.84)	(0.78)	$10.89	(6.59)%	0.41%	0.41%	5.82%	5.82%	18%	$294,877
2022	$12.48	0.69	(0.07)	0.62	(0.59)	$12.51	4.92%	0.36%	0.36%	5.40%	5.40%	30%	$497,514
2021	$11.61	0.20	0.83	1.03	(0.16)	$12.48	8.91%	0.37%	0.37%	1.56%	1.56%	22%	$380,580
2020	$11.38	0.31	0.22	0.53	(0.30)	$11.61	4.64%	0.37%	0.37%	2.80%	2.80%	24%	$203,093
2019	$11.53	0.29	(0.10)	0.19	(0.34)	$11.38	1.73%	0.37%	0.37%	2.27%	2.27%	21%	$149,791

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$12.52	0.65	(1.49)	(0.84)	(0.79)	$10.89	(6.57)%	0.31%	0.31%	5.92%	5.92%	18%	$63,121
2022	$12.48	0.71	(0.07)	0.64	(0.60)	$12.52	5.10%	0.26%	0.26%	5.50%	5.50%	30%	$63,634
2021	$11.62	0.21	0.82	1.03	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$52,784
2020	$11.38	0.30	0.25	0.55	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$28,234
2019	$11.53	0.25	(0.05)	0.20	(0.35)	$11.38	1.83%	0.27%	0.27%	2.37%	2.37%	21%	$13,802
A Class
2023	$12.49	0.62	(1.50)	(0.88)	(0.74)	$10.87	(6.93)%	0.76%	0.76%	5.47%	5.47%	18%	$105,092
2022	$12.46	0.66	(0.09)	0.57	(0.54)	$12.49	4.55%	0.71%	0.71%	5.05%	5.05%	30%	$130,021
2021	$11.59	0.14	0.85	0.99	(0.12)	$12.46	8.55%	0.72%	0.72%	1.21%	1.21%	22%	$155,704
2020	$11.36	0.29	0.19	0.48	(0.25)	$11.59	4.28%	0.72%	0.72%	2.45%	2.45%	24%	$148,184
2019	$11.50	0.22	(0.06)	0.16	(0.30)	$11.36	1.46%	0.72%	0.72%	1.92%	1.92%	21%	$153,652
C Class
2023	$12.46	0.56	(1.52)	(0.96)	(0.66)	$10.84	(7.66)%	1.51%	1.51%	4.72%	4.72%	18%	$9,635
2022	$12.43	0.54	(0.06)	0.48	(0.45)	$12.46	3.77%	1.46%	1.46%	4.30%	4.30%	30%	$12,996
2021	$11.60	0.05	0.84	0.89	(0.06)	$12.43	7.73%	1.47%	1.47%	0.46%	0.46%	22%	$7,698
2020	$11.36	0.21	0.20	0.41	(0.17)	$11.60	3.49%	1.47%	1.47%	1.70%	1.70%	24%	$7,134
2019	$11.51	0.14	(0.07)	0.07	(0.22)	$11.36	0.70%	1.47%	1.47%	1.17%	1.17%	21%	$11,407

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$12.55	0.59	(1.51)	(0.92)	(0.71)	$10.92	(7.21)%	1.01%	1.01%	5.22%	5.22%	18%	$34,651
2022	$12.51	0.61	(0.06)	0.55	(0.51)	$12.55	4.35%	0.96%	0.96%	4.80%	4.80%	30%	$41,155
2021	$11.65	0.11	0.84	0.95	(0.09)	$12.51	8.20%	0.97%	0.97%	0.96%	0.96%	22%	$28,398
2020	$11.41	0.26	0.21	0.47	(0.23)	$11.65	4.09%	0.97%	0.97%	2.20%	2.20%	24%	$23,721
2019	$11.55	0.17	(0.04)	0.13	(0.27)	$11.41	1.20%	0.97%	0.97%	1.67%	1.67%	21%	$26,748
R5 Class
2023	$12.52	0.69	(1.53)	(0.84)	(0.79)	$10.89	(6.57)%	0.31%	0.31%	5.92%	5.92%	18%	$209,404
2022	$12.48	0.71	(0.07)	0.64	(0.60)	$12.52	5.10%	0.26%	0.26%	5.50%	5.50%	30%	$293,867
2021	$11.62	0.20	0.83	1.03	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$305,728
2020	$11.38	0.34	0.21	0.55	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$273,591
2019	$11.53	0.28	(0.08)	0.20	(0.35)	$11.38	1.83%	0.27%	0.27%	2.37%	2.37%	21%	$327,939
R6 Class
2023	$12.51	0.66	(1.48)	(0.82)	(0.80)	$10.89	(6.45)%	0.26%	0.26%	5.97%	5.97%	18%	$538,834
2022	$12.48	0.71	(0.07)	0.64	(0.61)	$12.51	5.07%	0.21%	0.21%	5.55%	5.55%	30%	$554,324
2021	$11.61	0.21	0.84	1.05	(0.18)	$12.48	9.08%	0.22%	0.22%	1.71%	1.71%	22%	$454,592
2020	$11.38	0.33	0.21	0.54	(0.31)	$11.61	4.80%	0.22%	0.22%	2.95%	2.95%	24%	$303,503
2019	$11.52	0.26	(0.04)	0.22	(0.36)	$11.38	1.98%	0.22%	0.22%	2.42%	2.42%	21%	$238,545

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$12.53	0.69	(1.50)	(0.81)	(0.82)	$10.90	(6.33)%	0.05%	0.26%	6.18%	5.97%	18%	$918,235
2022	$12.49	0.74	(0.07)	0.67	(0.63)	$12.53	5.37%	0.01%	0.21%	5.75%	5.55%	30%	$899,091
2021	$11.63	0.26	0.80	1.06	(0.20)	$12.49	9.20%	0.01%	0.22%	1.92%	1.71%	22%	$968,646
2020	$11.39	0.37	0.21	0.58	(0.34)	$11.63	5.11%	0.01%	0.22%	3.16%	2.95%	24%	$434,322
2019	$11.53	0.30	(0.06)	0.24	(0.38)	$11.39	2.19%	0.01%	0.22%	2.63%	2.42%	21%	$529,604

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inflation-Adjusted Bond Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Inflation-Adjusted Bond Fund of the American Century Government Income Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 2305

Annual Report

March 31, 2023

Short-Term Government Fund
Investor Class (TWUSX)
I Class (ASGHX)
A Class (TWAVX)
C Class (TWACX)
R Class (TWARX)
R5 Class (TWUOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	-0.18%	0.98%	0.54%	—	12/15/82
Bloomberg U.S. 1-3 Year Government Bond Index	—	0.23%	1.09%	0.81%	—	—
I Class	ASGHX	0.02%	1.08%	—	0.88%	4/10/17
A Class	TWAVX					7/8/98
No sales charge		-0.43%	0.75%	0.29%	—
With sales charge		-2.67%	0.29%	0.06%	—
C Class	TWACX	-1.20%	-0.04%	-0.48%	—	3/1/10
R Class	TWARX	-0.74%	0.48%	0.03%	—	3/1/10
R5 Class	TWUOX	0.01%	1.18%	0.73%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $10,548

Bloomberg U.S. 1-3 Year Government Bond Index — $10,839

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.54%	0.44%	0.79%	1.54%	1.04%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Jim Platz, Curtis Manning and Michael Waggaman

As of August 1, 2022, Curtis Manning and Michael Waggaman joined the portfolio management team, and Dan Shiffman left the team.

Performance Summary

Short-Term Government returned -0.18%* for the 12 months ended March 31, 2023. The Bloomberg U.S. 1-3 Year Government Bond Index returned 0.23%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including mortgage-backed securities (MBS). Credit-sensitive and longer maturity securities generally posted the largest losses.

Out-of-Index Holdings Weighed on Results

Out-of-index positions in inflation-linked securities and securitized bonds detracted from relative performance. As recession worries gathered momentum, longer-term inflation expectations eased. This led to lagging results for inflation-linked bonds. We significantly reduced our position by period-end.

Securitized bonds detracted from results, largely due to heightened volatility among select subsectors in late 2022. These included agency commercial mortgage-backed securities (CMBS) backed by multifamily housing and asset-backed securities backed by government-guaranteed student loans.

On a positive note, our cash and cash equivalents provided a modest boost to relative performance. These positions benefited as the Fed continued to lift its short-term interest rate target during the period.

Duration Detracted from Relative Performance

We began modestly extending the portfolio’s duration in the second half of 2022, as short-maturity
Treasury yields were climbing to multiyear highs. In our view, the combination of high inflation, rising Treasury yields and aggressive Fed tightening would eventually trigger a recession and push yields lower. However, yields rose overall, and our longer-than-index duration positioning suffered. The strategy did aid relative results late in the period, when the bank failures sparked a flight to quality.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	71.9%
Collateralized Mortgage Obligations	4.9%
U.S. Government Agency Securities	4.7%
Asset-Backed Securities	2.8%
U.S. Government Agency Mortgage-Backed Securities	0.8%
Short-Term Investments	14.0%
Other Assets and Liabilities	0.9%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.20	$2.77	0.55%
I Class	$1,000	$1,021.80	$2.27	0.45%
A Class	$1,000	$1,019.00	$4.03	0.80%
C Class	$1,000	$1,014.60	$7.79	1.55%
R Class	$1,000	$1,017.70	$5.28	1.05%
R5 Class	$1,000	$1,021.30	$1.76	0.35%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount	Value
U.S. TREASURY SECURITIES — 71.9%
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	$2,565,300	$2,543,686
U.S. Treasury Notes, 0.25%, 6/15/23(1)	500,000	495,596
U.S. Treasury Notes, 2.50%, 4/30/24(1)	5,000,000	4,890,099
U.S. Treasury Notes, 4.625%, 2/28/25	78,000,000	78,764,766
U.S. Treasury Notes, 1.75%, 3/15/25	5,000,000	4,783,496
U.S. Treasury Notes, 2.625%, 4/15/25	7,000,000	6,804,492
U.S. Treasury Notes, 2.75%, 6/30/25	15,200,000	14,797,735
U.S. Treasury Notes, 3.50%, 9/15/25	21,000,000	20,803,535
U.S. Treasury Notes, 3.00%, 9/30/25	5,000,000	4,891,504
U.S. Treasury Notes, 4.00%, 12/15/25	44,500,000	44,675,951
U.S. Treasury Notes, 4.625%, 3/15/26	59,000,000	60,348,242
U.S. Treasury Notes, VRN, 4.77%, (3-month USBMMY plus 0.04%), 10/31/23	2,000,000	1,999,641
TOTAL U.S. TREASURY SECURITIES (Cost $246,036,762)		245,798,743
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.9%
FHLMC, Series 3114, Class FT, VRN, 5.03%, (1-month LIBOR plus 0.35%), 9/15/30	173,338	172,445
FHLMC, Series 3149, Class LF, VRN, 4.98%, (1-month LIBOR plus 0.30%), 5/15/36	661,109	652,185
FHLMC, Series 3200, Class FP, VRN, 4.88%, (1-month LIBOR plus 0.20%), 8/15/36	404,023	396,332
FHLMC, Series 3206, Class FE, VRN, 5.08%, (1-month LIBOR plus 0.40%), 8/15/36	165,377	163,070
FHLMC, Series 3213, Class LF, VRN, 4.90%, (1-month LIBOR plus 0.22%), 9/15/36	554,201	544,173
FHLMC, Series 3231, Class FA, VRN, 5.08%, (1-month LIBOR plus 0.40%), 10/15/36	177,428	174,958
FHLMC, Series 3301, Class FA, VRN, 4.98%, (1-month LIBOR plus 0.30%), 8/15/35	173,955	171,661
FHLMC, Series 3380, Class FP, VRN, 5.03%, (1-month LIBOR plus 0.35%), 11/15/36	209,909	207,185
FHLMC, Series 3508, Class PF, VRN, 5.53%, (1-month LIBOR plus 0.85%), 2/15/39	79,256	79,562
FHLMC, Series 3587, Class FB, VRN, 5.46%, (1-month LIBOR plus 0.78%), 2/15/36	211,599	212,184
FHLMC, Series J22F, Class A2, SEQ, 4.09%, 9/25/24	449,939	445,396
FHLMC, Series K032, Class A2, SEQ, VRN, 3.31%, 5/25/23	587,684	585,091
FHLMC, Series K037, Class A1, SEQ, 2.59%, 4/25/23	1,740	1,734
FHLMC, Series K039, Class A1, SEQ, 2.68%, 12/25/23	196,803	195,320
FHLMC, Series K043, Class A1, SEQ, 2.53%, 10/25/23	168,884	167,228
FHLMC, Series K043, Class A2, SEQ, 3.06%, 12/25/24	794,000	772,142
FHLMC, Series K725, Class A2, SEQ, 3.00%, 1/25/24	2,040,874	2,004,491
FHLMC, Series K726, Class A2, SEQ, 2.91%, 4/25/24	1,167,455	1,142,985
FHLMC, Series K739, Class A1, SEQ, 0.52%, 11/25/26	1,934,921	1,809,982
FHLMC, Series KF32, Class A, VRN, 5.04%, (1-month LIBOR plus 0.37%), 5/25/24	22,127	22,105
FHLMC, Series KF35, Class A, VRN, 5.02%, (1-month LIBOR plus 0.35%), 8/25/24	70,242	70,148
FHLMC, Series KIR1, Class A1, SEQ, 2.45%, 3/25/26	1,342,491	1,295,687
FHLMC, Series KJ25, Class A2, SEQ, 2.61%, 1/25/26	591,659	568,337
9

	Principal Amount	Value
FNMA, Series 2004-28, Class FE, VRN, 5.20%, (1-month LIBOR plus 0.35%), 5/25/34	$567,247	$564,516
FNMA, Series 2006-11, Class FA, VRN, 5.15%, (1-month LIBOR plus 0.30%), 3/25/36	188,797	186,607
FNMA, Series 2006-60, Class KF, VRN, 5.15%, (1-month LIBOR plus 0.30%), 7/25/36	482,387	476,869
FNMA, Series 2006-72, Class TE, VRN, 5.15%, (1-month LIBOR plus 0.30%), 8/25/36	203,519	200,411
FNMA, Series 2008-9, Class FA, VRN, 5.35%, (1-month LIBOR plus 0.50%), 2/25/38	693,642	687,904
FNMA, Series 2009-33, Class FB, VRN, 5.67%, (1-month LIBOR plus 0.82%), 3/25/37	256,488	258,017
FNMA, Series 2009-89, Class FD, VRN, 5.45%, (1-month LIBOR plus 0.60%), 5/25/36	129,260	129,183
FNMA, Series 2016-11, Class FB, VRN, 3.84%, (1-month LIBOR plus 0.55%), 3/25/46	195,043	189,965
FNMA, Series 2016-M13, Class FA, VRN, 5.26%, (1-month LIBOR plus 0.67%), 11/25/23	7,108	7,086
FRESB Mortgage Trust, Series 2021-SB83, Class A5F, VRN, 0.63%, 1/25/26	1,941,640	1,766,803
GNMA, Series 2010-14, Class QF, VRN, 5.18%, (1-month LIBOR plus 0.45%), 2/16/40	355,675	354,370
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,267,459)		16,676,132
U.S. GOVERNMENT AGENCY SECURITIES — 4.7%
FHLB, 0.125%, 8/28/23	10,000,000	9,807,589
FHLB, 5.62%, 3/27/24	5,000,000	4,997,894
Tennessee Valley Authority, 3.875%, 3/15/28	1,260,000	1,260,902
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $16,245,317)		16,066,385
ASSET-BACKED SECURITIES — 2.8%
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, VRN, 5.43%, (1-month LIBOR plus 0.58%), 11/25/71	970,796	945,067
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1B, VRN, 5.55%, (1-month LIBOR plus 0.70%), 1/25/72	902,284	877,948
ECMC Group Student Loan Trust, Series 2021-1A, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 11/25/70(2)	1,274,251	1,225,000
Missouri Higher Education Loan Authority, Series 2021-2, Class A1B, VRN, 5.55%, (1-month LIBOR plus 0.70%), 3/25/61	231,166	219,940
Missouri Higher Education Loan Authority, Series 2021-3, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 8/25/61	964,182	915,440
Navient Student Loan Trust, Series 2021-1A, Class A1A, SEQ, 1.31%, 12/26/69(2)	295,434	251,863
Nelnet Student Loan Trust, Series 2006-1, Class A6, VRN, 5.37%, (3-month LIBOR plus 0.45%), 8/23/36(2)	1,278,710	1,237,642
Nelnet Student Loan Trust, Series 2019-5, Class A, SEQ, 2.53%, 10/25/67(2)	516,597	474,053
North Texas Higher Education Authority, Inc., Series 2021-1, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 9/25/61	1,056,284	1,012,867
North Texas Higher Education Authority, Inc., Series 2021-2, Class A1B, VRN, 5.42%, (1-month LIBOR plus 0.57%), 10/25/61	1,647,902	1,573,161
Pennsylvania Higher Education Assistance Agency, Series 2021-1A, Class A, VRN, 5.38%, (1-month LIBOR plus 0.53%), 5/25/70(2)	954,088	919,964
TOTAL ASSET-BACKED SECURITIES (Cost $9,833,576)		9,652,945
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.8%
FHLMC, VRN, 4.63%, (6-month LIBOR plus 2.26%), 3/1/24	3,271	3,221
FHLMC, VRN, 4.17%, (1-year H15T1Y plus 2.25%), 9/1/35	55,210	56,591
10

	Principal Amount	Value
FHLMC, VRN, 4.20%, (1-year H15T1Y plus 2.14%), 10/1/36	$33,666	$34,432
FHLMC, VRN, 3.95%, (1-year H15T1Y plus 2.26%), 4/1/37	24,532	25,089
FHLMC, VRN, 3.32%, (12-month LIBOR plus 1.82%), 5/1/40	18,266	17,847
FHLMC, VRN, 4.13%, (12-month LIBOR plus 1.88%), 7/1/40	25,869	25,781
FHLMC, VRN, 4.04%, (12-month LIBOR plus 1.79%), 9/1/40	12,213	12,095
FHLMC, VRN, 3.18%, (12-month LIBOR plus 1.88%), 5/1/41	38,880	37,957
FHLMC, VRN, 4.13%, (12-month LIBOR plus 1.88%), 10/1/41	125,449	123,046
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.65%), 12/1/42	58,582	58,810
FHLMC, VRN, 3.02%, (12-month LIBOR plus 1.63%), 1/1/44	129,151	129,285
FHLMC, VRN, 3.29%, (12-month LIBOR plus 1.62%), 6/1/44	65,329	64,371
FHLMC, VRN, 3.81%, (12-month LIBOR plus 1.59%), 10/1/44	32,138	32,425
FHLMC, VRN, 3.54%, (12-month LIBOR plus 1.60%), 6/1/45	60,537	61,061
FNMA, VRN, 4.08%, (1-year H15T1Y plus 2.19%), 8/1/23	45	45
FNMA, VRN, 3.41%, (1-year H15T1Y plus 2.28%), 5/1/25	4,034	3,948
FNMA, VRN, 4.00%, (6-month LIBOR plus 1.50%), 3/1/33	96,171	95,930
FNMA, VRN, 5.18%, (6-month LIBOR plus 1.57%), 6/1/35	49,386	49,753
FNMA, VRN, 5.21%, (6-month LIBOR plus 1.57%), 6/1/35	75,739	76,279
FNMA, VRN, 5.25%, (6-month LIBOR plus 1.57%), 6/1/35	108,621	109,295
FNMA, VRN, 5.31%, (6-month LIBOR plus 1.57%), 6/1/35	7,882	7,925
FNMA, VRN, 4.97%, (6-month LIBOR plus 1.54%), 9/1/35	34,957	35,273
FNMA, VRN, 4.81%, (6-month LIBOR plus 1.55%), 3/1/36	112,054	113,393
FNMA, VRN, 4.00%, (12-month LIBOR plus 1.75%), 11/1/39	98,585	96,901
FNMA, VRN, 4.07%, (12-month LIBOR plus 1.69%), 1/1/40	7,282	7,190
FNMA, VRN, 4.04%, (12-month LIBOR plus 1.79%), 8/1/40	32,971	32,960
FNMA, VRN, 4.00%, (12-month LIBOR plus 1.75%), 7/1/41	15,737	15,409
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.74%), 5/1/42	964,238	976,691
FNMA, VRN, 3.88%, (12-month LIBOR plus 1.58%), 3/1/43	22,979	22,457
FNMA, VRN, 3.83%, (12-month LIBOR plus 1.59%), 8/1/45	22,749	22,466
FNMA, VRN, 2.83%, (12-month LIBOR plus 1.61%), 4/1/46	41,761	41,544
FNMA, VRN, 6.09%, (12-month LIBOR plus 1.60%), 4/1/46	78,984	80,941
FNMA, VRN, 3.01%, (12-month LIBOR plus 1.61%), 5/1/46	92,991	92,843
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	61,171	59,115
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47	56,176	54,285
FNMA, VRN, 3.85%, (12-month LIBOR plus 1.60%), 9/1/47	27,745	27,659
		2,704,313
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FNMA, 7.00%, 5/1/32	66,098	67,431
FNMA, 7.00%, 5/1/32	8,982	8,999
FNMA, 7.00%, 6/1/32	42,853	43,724
FNMA, 7.00%, 8/1/32	8,594	8,607
FNMA, 3.50%, 3/1/34	79,568	77,277
		206,038
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $2,982,691)		2,910,351
SHORT-TERM INVESTMENTS — 14.0%
Discount Notes(3) — 1.4%
Federal Home Loan Bank Discount Notes, 5.01%, 9/20/23	5,000,000	4,890,100
Repurchase Agreements — 4.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $4,311,222), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $4,159,930)		4,158,312
11

	Principal Amount	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $12,268,593), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $12,032,821)		$12,028,000
		16,186,312
Treasury Bills(3) — 7.9%
U.S. Treasury Bills, 5.07%, 2/22/24	$18,000,000	17,279,719
U.S. Treasury Bills, 4.34%, 3/21/24	10,000,000	9,569,781
		26,849,500
TOTAL SHORT-TERM INVESTMENTS (Cost $47,874,438)		47,925,912
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $340,240,243)		339,030,468
OTHER ASSETS AND LIABILITIES — 0.9%		2,982,670
TOTAL NET ASSETS — 100.0%		$342,013,138

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	275	June 2023	$56,774,610	$119,220
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	1	June 2023	$114,922	$264
U.S. Treasury 10-Year Ultra Notes	6	June 2023	726,844	1,098
U.S. Treasury Long Bonds	1	June 2023	131,156	(5,815)
			$972,922	$(4,453)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$1,000,000	$265	$5,501	$5,766
CPURNSA	Receive	2.97%	10/14/23	$1,450,000	270	7,239	7,509
CPURNSA	Receive	2.97%	10/14/23	$1,450,000	269	7,239	7,508
					$804	$19,979	$20,783
12

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $723,916.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $4,108,522, which represented 1.2% of total net assets.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $340,240,243)	$339,030,468
Receivable for investments sold	7,141
Receivable for capital shares sold	1,984,471
Receivable for variation margin on futures contracts	27,758
Receivable for variation margin on swap agreements	2,178
Interest receivable	1,321,699
342,373,715

Liabilities
Disbursements in excess of demand deposit cash	912
Payable for capital shares redeemed	237,606
Accrued management fees	108,326
Distribution and service fees payable	4,399
Dividends payable	9,334
360,577

Net Assets	$342,013,138

Net Assets Consist of:
Capital paid in	$353,271,070
Distributable earnings (loss)	(11,257,932)
$342,013,138

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$139,179,812	15,077,798	$9.23
I Class	$175,341,393	19,006,953	$9.23
A Class	$5,632,670	609,825	$9.24
C Class	$2,218,174	244,732	$9.06
R Class	$3,384,530	367,739	$9.20
R5 Class	$16,256,559	1,760,712	$9.23
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.45 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$6,123,671

Expenses:
Management fees	1,151,933
Distribution and service fees:
A Class	14,862
C Class	25,276
R Class	15,893
Trustees' fees and expenses	14,844
Other expenses	834
1,223,642

Net investment income (loss)	4,900,029

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,243,824)
Futures contract transactions	255,261
Swap agreement transactions	673,779
(8,314,784)

Change in net unrealized appreciation (depreciation) on:
Investments	3,443,606
Futures contracts	(51,450)
Swap agreements	(747,007)
2,645,149

Net realized and unrealized gain (loss)	(5,669,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(769,606)

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$4,900,029	$968,420
Net realized gain (loss)	(8,314,784)	(570,135)
Change in net unrealized appreciation (depreciation)	2,645,149	(6,138,862)
Net increase (decrease) in net assets resulting from operations	(769,606)	(5,740,577)

Distributions to Shareholders
From earnings:
Investor Class	(3,157,802)	(1,895,275)
I Class	(1,269,693)	(294,854)
A Class	(112,837)	(69,096)
C Class	—	(21,657)
R Class	(47,510)	(18,772)
R5 Class	(533,857)	(240,307)
Decrease in net assets from distributions	(5,121,699)	(2,539,961)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	132,715,463	(52,684,820)

Net increase (decrease) in net assets	126,824,158	(60,965,358)

Net Assets
Beginning of period	215,188,980	276,154,338
End of period	$342,013,138	$215,188,980

See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

17

Investment Income —  Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

18

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $576,727,883, of which $574,983,681 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $493,636,653, of which $485,560,575 represented U.S. Treasury and Government Agency obligations.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,100,207	$28,650,132	3,194,580	$31,078,723
Issued in reinvestment of distributions	334,554	3,085,962	191,192	1,854,928
Redeemed	(4,526,664)	(41,830,597)	(7,378,284)	(71,803,452)
	(1,091,903)	(10,094,503)	(3,992,512)	(38,869,801)
I Class
Sold	23,189,863	214,859,100	2,142,694	20,842,874
Issued in reinvestment of distributions	137,695	1,269,693	30,313	294,503
Redeemed	(6,265,376)	(57,791,370)	(4,000,946)	(39,036,310)
	17,062,182	158,337,423	(1,827,939)	(17,898,933)
A Class
Sold	159,686	1,478,399	198,458	1,928,092
Issued in reinvestment of distributions	12,101	111,661	7,110	68,980
Redeemed	(280,431)	(2,605,667)	(595,365)	(5,791,946)
	(108,644)	(1,015,607)	(389,797)	(3,794,874)
C Class
Sold	67,233	608,896	129,156	1,232,441
Issued in reinvestment of distributions	—	—	2,301	21,657
Redeemed	(104,939)	(942,761)	(92,818)	(870,402)
	(37,706)	(333,865)	38,639	383,696
R Class
Sold	291,140	2,684,498	165,061	1,589,453
Issued in reinvestment of distributions	5,139	47,050	1,949	18,772
Redeemed	(257,288)	(2,372,064)	(163,077)	(1,578,876)
	38,991	359,484	3,933	29,349
R5 Class
Sold	555,796	5,132,677	2,604,732	25,140,648
Issued in reinvestment of distributions	57,769	533,857	24,788	240,307
Redeemed	(2,184,814)	(20,204,003)	(1,842,790)	(17,915,212)
	(1,571,249)	(14,537,469)	786,730	7,465,743
Net increase (decrease)	14,291,671	$132,715,463	(5,380,946)	$(52,684,820)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$245,798,743	—
Collateralized Mortgage Obligations	—	16,676,132	—
U.S. Government Agency Securities	—	16,066,385	—
Asset-Backed Securities	—	9,652,945	—
U.S. Government Agency Mortgage-Backed Securities	—	2,910,351	—
Short-Term Investments	—	47,925,912	—
	—	$339,030,468	—
Other Financial Instruments
Futures Contracts	$120,582	—	—
Swap Agreements	—	$20,783	—
	$120,582	$20,783	—

Liabilities
Other Financial Instruments
Futures Contracts	$5,815	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $17,438,489 futures contracts purchased and $3,333,036 futures contracts sold.

21

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $4,933,333.

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$27,758	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	2,178	Payable for variation margin on swap agreements*	—
		$29,936		—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$255,261	Change in net unrealized appreciation (depreciation) on futures contracts	$(51,450)
Other Contracts	Net realized gain (loss) on swap agreement transactions	673,779	Change in net unrealized appreciation (depreciation) on swap agreements	(747,007)
		$929,040		$(798,457)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.
22

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$5,121,699	$2,294,797
Long-term capital gains	—	$245,164

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$340,450,834
Gross tax appreciation of investments	$738,487
Gross tax depreciation of investments	(2,158,853)
Net tax appreciation (depreciation) of investments	(1,420,366)
Net tax appreciation( depreciation) on derivatives	19,979
Net tax appreciation (depreciation)	$(1,400,387)
Other book-to-tax adjustments	$(9,334)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(5,556,260)
Accumulated long-term capital losses	$(4,291,951)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.45	0.19	(0.21)	(0.02)	(0.20)	—	(0.20)	$9.23	(0.18)%	0.55%	2.09%	238%	$139,180
2022	$9.81	0.04	(0.30)	(0.26)	(0.04)	(0.06)	(0.10)	$9.45	(2.61)%	0.54%	0.40%	229%	$152,845
2021	$9.75	0.03	0.08	0.11	(0.05)	—	(0.05)	$9.81	1.09%	0.55%	0.27%	162%	$197,813
2020	$9.48	0.14	0.28	0.42	(0.15)	—	(0.15)	$9.75	4.48%	0.55%	1.47%	206%	$213,672
2019	$9.45	0.17	0.04	0.21	(0.18)	—	(0.18)	$9.48	2.25%	0.55%	1.81%	128%	$159,683
I Class
2023	$9.44	0.21	(0.21)	—	(0.21)	—	(0.21)	$9.23	0.02%	0.45%	2.19%	238%	$175,341
2022	$9.80	0.05	(0.30)	(0.25)	(0.05)	(0.06)	(0.11)	$9.44	(2.51)%	0.44%	0.50%	229%	$18,367
2021	$9.75	0.03	0.08	0.11	(0.06)	—	(0.06)	$9.80	1.09%	0.45%	0.37%	162%	$36,987
2020	$9.48	0.14	0.29	0.43	(0.16)	—	(0.16)	$9.75	4.59%	0.45%	1.57%	206%	$23,045
2019	$9.45	0.18	0.04	0.22	(0.19)	—	(0.19)	$9.48	2.35%	0.45%	1.91%	128%	$3,347
A Class
2023	$9.46	0.17	(0.21)	(0.04)	(0.18)	—	(0.18)	$9.24	(0.43)%	0.80%	1.84%	238%	$5,633
2022	$9.81	0.01	(0.29)	(0.28)	(0.01)	(0.06)	(0.07)	$9.46	(2.78)%	0.79%	0.15%	229%	$6,795
2021	$9.76	—(3)	0.07	0.07	(0.02)	—	(0.02)	$9.81	0.75%	0.80%	0.02%	162%	$10,876
2020	$9.48	0.11	0.30	0.41	(0.13)	—	(0.13)	$9.76	4.33%	0.80%	1.22%	206%	$8,987
2019	$9.45	0.14	0.05	0.19	(0.16)	—	(0.16)	$9.48	1.99%	0.80%	1.56%	128%	$5,293

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2023	$9.17	0.09	(0.20)	(0.11)	—	—	—	$9.06	(1.20)%	1.55%	1.09%	238%	$2,218
2022	$9.58	(0.06)	(0.29)	(0.35)	—(3)	(0.06)	(0.06)	$9.17	(3.62)%	1.54%	(0.60)%	229%	$2,591
2021	$9.57	(0.07)	0.08	0.01	—(3)	—	—(3)	$9.58	0.11%	1.55%	(0.73)%	162%	$2,335
2020	$9.29	0.05	0.27	0.32	(0.04)	—	(0.04)	$9.57	3.46%	1.55%	0.47%	206%	$2,991
2019	$9.18	0.09	0.02	0.11	—(3)	—	—(3)	$9.29	1.20%	1.55%	0.81%	128%	$2,679
R Class
2023	$9.40	0.15	(0.22)	(0.07)	(0.13)	—	(0.13)	$9.20	(0.74)%	1.05%	1.59%	238%	$3,385
2022	$9.76	(0.01)	(0.29)	(0.30)	—(3)	(0.06)	(0.06)	$9.40	(3.04)%	1.04%	(0.10)%	229%	$3,090
2021	$9.72	(0.03)	0.08	0.05	(0.01)	—	(0.01)	$9.76	0.52%	1.05%	(0.23)%	162%	$3,172
2020	$9.44	0.07	0.31	0.38	(0.10)	—	(0.10)	$9.72	4.09%	1.05%	0.97%	206%	$1,995
2019	$9.41	0.13	0.03	0.16	(0.13)	—	(0.13)	$9.44	1.74%	1.05%	1.31%	128%	$301
R5 Class
2023	$9.45	0.20	(0.20)	—	(0.22)	—	(0.22)	$9.23	0.01%	0.35%	2.29%	238%	$16,257
2022	$9.81	0.06	(0.30)	(0.24)	(0.06)	(0.06)	(0.12)	$9.45	(2.41)%	0.34%	0.60%	229%	$31,501
2021	$9.75	0.05	0.08	0.13	(0.07)	—	(0.07)	$9.81	1.29%	0.35%	0.47%	162%	$24,972
2020	$9.48	0.16	0.28	0.44	(0.17)	—	(0.17)	$9.75	4.69%	0.35%	1.67%	206%	$25,528
2019	$9.45	0.19	0.04	0.23	(0.20)	—	(0.20)	$9.48	2.45%	0.35%	2.01%	128%	$23,847

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Government Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short-Term Government Fund of the American Century Government Income Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 2305

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $106,959
FY 2023: $94,350

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $2,832,126
FY 2023: $98,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 25, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2023